UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

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Juniper Networks, Inc.

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Notice of 2018 Annual Meeting of Stockholders
Time and Date	9:00 a.m., Pacific Time, on Thursday, May 24, 2018
Place	Juniper Networks, Inc. 1133 Innovation Way Building A, Aristotle Conference Room Sunnyvale, CA 94089
Items of Business
(1)
To elect nine directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

(2)
To ratify the appointment of Ernst & Young LLP, as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

(3)
To hold a non-binding advisory vote on executive compensation;

(4)
To vote upon a proposal submitted by one of our stockholders regarding annual disclosure of EEO-1 data, if properly presented at the annual meeting; and

(5)
To consider such other business as may properly come before the annual meeting.

Postponements and Adjournments
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly postponed or adjourned.
Record Date
You are entitled to notice of, and to vote at, the annual meeting only if you were a Juniper Networks stockholder as of the close of business on March 29, 2018.
Meeting Admission
You are invited to attend the annual meeting if you were a Juniper Networks stockholder as of the close of business on the record date. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your account statement as of the record date, a copy of any voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting.
The annual meeting will begin promptly at 9:00 a.m., Pacific Time. Check-in will begin at 8:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures.
The Notice of Internet Availability of Proxy Materials is being mailed, and the attached proxy statement is being made available, to our stockholders on or about April 10, 2018.
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Voting
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and vote your shares as soon as possible.
If you received notice of how to access the proxy materials over the Internet, you may vote by telephone, over the Internet, or by scanning the QR code below using your mobile device. If you received a proxy card or voting instruction card and other proxy materials by mail, you may submit your proxy card or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy card or voting instruction card in the pre-addressed envelope provided, or by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “General Information” of this proxy statement and the instructions on the proxy card or voting instruction card or that are provided by email or over the Internet.
By Order of the Board of Directors,
Brian Michael Martin
Senior Vice President,
General Counsel and Secretary

April 10, 2018

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 24, 2018
The proxy statement, form of proxy and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available at www.proxyvote.com
Scan this QR code with your mobile device to vote your shares
2

2018 Annual Meeting of Stockholders
Notice of Annual Meeting and Proxy Statement

Executive Officer and Director Stock Ownership Guidelines	59
Section 16(a) Beneficial Ownership Reporting Compliance	60
Certain Relationships and Related Transactions	60
Report of the Audit Committee of the Board of Directors	62
General Information	63

Proxy Statement Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.
Information about our 2018 Annual Meeting of Stockholders
Date and time:	Thursday, May 24, 2018 at 9:00 a.m. Pacific Time
Location:	Juniper Networks, Inc. 1133 Innovation Way Building A, Aristotle Conf. Room Sunnyvale, CA 94089
Record Date:	March 29, 2018
Voting Matters
		More Information	Board Recommendation	Reasons for Recommendation
Proposal 1	To elect nine directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.	Page 16	✓ FOR each nominee	The Board and its Nominating and Corporate Governance Committee believe the Board nominees possess the skills, experience and diversity to effectively monitor performance, provide oversight and advise management on our long-term strategy.
Proposal 2	To ratify the appointment of Ernst & Young LLP as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	Page 21	✓ FOR	Based on the Audit Committee’s assessment of Ernst & Young LLP’s qualifications and performance, it believes their retention for the fiscal year ending December 31, 2018 is in our stockholders best interests.
Proposal 3	To hold a non-binding advisory vote regarding executive compensation.	Page 22	✓ FOR	Our executive compensation programs demonstrate the evolution of our pay for performance philosophy, and reflect the input of stockholders from our outreach efforts.
Proposal 4	To vote upon a proposal submitted by one of our stockholders regarding annual disclosure of EEO-1 data, if properly presented at the annual meeting.	Page 23	☒ AGAINST	We believe such disclosure is unnecessary in light of our existing and active commitment to diversity.
We will also consider any other matters that may properly be brought before the 2018 annual meeting of stockholders (and any postponements or adjournments thereof). As of the date of this proxy statement, we have not received notice of any such matters.

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Corporate Governance Highlights
We are committed to having sound corporate governance principles that we believe serve the best interest of all our stockholders. Some highlights of our corporate governance practices are listed below:
Annual election of all directors	✓	2 of the 3 members of our Audit Committee are “audit committee financial experts” under SEC rules	✓
Majority voting and director resignation policy for directors in uncontested elections	✓	Commitment to Board refreshment	✓
Proxy access right of stockholders	✓	Annual Board, committee and director evaluations	✓
8 independent directors out of 9 director nominees	✓	Regular focus on director succession planning	✓
Separate chairman, lead independent director and CEO	✓	Regular executive sessions of independent directors	✓
Chairman is independent director	✓	Risk oversight by full Board and committees	✓
Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are 100% independent	✓	Stockholder outreach/engagement program	✓
25% of independent directors are diverse.	✓	Stock ownership requirements for directors and named executive officers	✓
Each director attended at least 75% of Board and committee meetings	✓	Prohibition against director and officer hedging and pledging of Juniper Networks stock	✓
No “over-boarding”	✓	Our Compensation Committee uses an independent compensation consultant	✓
Director Nominees
Name	Age	Director since	Professional Background	Committee Memberships			Other Public Company Boards
				Audit	Comp	Nom
Robert M. Calderoni	58	2003	Executive Chairman of Citrix Systems, Inc.				3
Gary Daichendt	66	2014	Managing member of Theory R Properties LLC				1
Kevin DeNuccio	58	2014	Executive Chairman of SevOne, Inc.				1
James Dolce	55	2015	Chief Executive Officer of Lookout, Inc.				0
Mercedes Johnson	64	2011	Former Senior Vice President and Chief Financial Officer of Avago Technologies Limited (now Broadcom Limited)				3
Scott Kriens	60	1996	Former Chief Executive Officer of Juniper Networks, Inc.				1
Rahul Merchant	61	2015	Senior Executive Vice President and Head of Client Services & Technology of TIAA-CREF				0
Rami Rahim	47	2014	Chief Executive Officer of Juniper Networks, Inc.				0
William R. Stensrud	67	1996	Partner of SwitchCase Group; Chairman of InstantEncore.com; Chairman and Principal of Interactive Fitness Holdings				0
Audit: Audit Committee
Comp: Compensation Committee
Nom: Nominating and Corporate Governance Committee
= Chair
= Member

Active Stockholder Engagement
Since our 2017 annual meeting of stockholders, we proactively sought meetings with stockholders who hold over 70% of our shares outstanding, which resulted in Juniper Networks meeting with stockholders who hold approximately 40% of our shares outstanding. For more information on our stockholder engagement efforts, please see the “Stockholder Engagement” section of this proxy statement on page 12.
Executive Compensation Highlights
Our executive compensation program is designed to hold our executives accountable for results over the long-term and reward them for consistent strong performance. Our Compensation Committee has strived to design a fair and balanced approach to our executive compensation programs by providing for short and long-term focused programs that emphasize a pay-for-performance philosophy.
Demonstrating our commitment to pay-for-performance, 64% of our Chief Executive Officer’s compensation was performance-based and our target and realized pay correlated strongly to our performance. We encourage you to also review the full “Executive Compensation” section of this proxy statement, including the “Compensation Discussion and Analysis”, beginning on page 26 of this proxy statement for additional details.
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Corporate Governance Principles and Board Matters
Juniper Networks, Inc., a Delaware corporation (“Juniper Networks,” the “Company,” “we” or “our”), is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and maintaining our integrity in the marketplace. Our Corporate Governance Standards and Worldwide Code of Business Conduct and Ethics, applicable to all Juniper Networks employees, officers and directors, are available at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx. Our Worldwide Code of Business Conduct and Ethics complies with the rules of the U.S. Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (“NYSE”). You may obtain free copies of these documents by contacting the Investor Relations Department at our corporate offices by calling 1-408-745-2000 or by sending an e-mail message to investor-relations@juniper.net. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our code of ethics by posting such information on our website, at the address and location specified above.
Juniper Networks has adopted procedures for raising concerns related to accounting and auditing matters in compliance with the listing standards of the NYSE. Concerns relating to accounting, legal, internal controls or auditing matters may be brought to the attention of either the Chief Compliance Officer, the Company’s Corporate Compliance Committee (comprised of the Company’s Chief Financial Officer, General Counsel, Chief Compliance Officer, Head of Human Resources, Chief Customer Officer, Chief Accounting Officer and the Head of Internal Audit), the Audit Committee directly or an anonymous reporting channel maintained by the Company. Concerns are handled in accordance with procedures established with respect to such matters under our Reporting Ethics Concerns Policy. For information on how to contact the Audit Committee directly, please see the section entitled “Communications with the Board” of this proxy statement.

Board Independence

Our Board is independent:
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8 of 9 director nominees are independent

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We have both an independent Chairman of the Board and a Lead Independent Director

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Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are 100% independent

The NYSE’s listing standards and our Corporate Governance Standards provide that a majority of our Board of Directors (the “Board”) must be “independent.” Under the NYSE’s listing standards, no director will be considered to be independent unless our Board affirmatively determines that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Our Board reviews the independence of its members annually. Our Board has determined that, except for Rami Rahim who is an employee of the Company, (i) none of the current directors have a material relationship with Juniper Networks, and (ii) that each of the current directors is independent within the meaning of the NYSE director independence standards.
The Board has determined that each of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board has no material relationship with Juniper Networks and is “independent” within the meaning of the NYSE director independence standards, including in the case of the members of the Audit Committee and the Compensation Committee, the heightened “independence” standard required for such committee members set forth in the applicable SEC and NYSE rules. The members of the Compensation Committee are also non-employee directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the members of the Performance Award Subcommittee of the Compensation Committee (which was established in January 2016 and consists of at least two members of the Compensation Committee) are “outside directors” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

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In making the determination of the independence of our directors, the Board considered relevant transactions between Juniper Networks and entities associated with our directors or members of their immediate families, including transactions involving Juniper Networks and payments made to or from companies and entities in the ordinary course of business where our directors or members of their immediate families serve as partners, directors or as a member of the executive management of the other party to the transaction, and determined that none of these relationships constitute material relationships that would impair the independence of our directors.

Board Structure and Committee Composition
Annual Election and Majority Voting Standard
Each director serves for a term expiring at the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
Our bylaws provide that each director nominee must receive the majority of the votes cast with respect to his or her election (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee). However, in the event that a stockholder has properly nominated a person or persons for election to the board and such nomination is not timely withdrawn prior to the first mailing of our notice of a meeting where directors are to be elected, then each director nominee shall be elected by a plurality of the votes cast.
If a director nominee who is currently serving as a director is not re-elected at the annual meeting, under Delaware law the director will continue to serve on the Board as a “holdover director.” However, pursuant to our Corporate Governance Standards, as a condition to re-nomination, each incumbent director is required to submit a resignation from the Board in writing to the Chair of the Nominating and Corporate Governance Committee of the Board. If the director nominee fails to receive the requisite vote contemplated by our bylaws, the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Thus, the resignation will become effective only if the director nominee fails to receive a majority of votes cast for re-election and the Board accepts the resignation.
Proxy Access
In November 2016, the Company amended its bylaws to provide that under certain circumstances, a stockholder, or group of up to 20 stockholders, who have maintained continuous ownership of at least three percent (3%) of our common stock for at least three years prior to such nomination may nominate and include a specified number of director nominees in our annual meeting proxy statement. The number of stockholder nominated candidates appearing in our proxy statement cannot exceed the greater of two or 20% of the aggregate number of directors then serving on the Board (rounding down). For a description of the process for nominating directors, see the information under the “General Information — Stockholder Proposals and Nominations” section of this proxy statement.
Board Committees
The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The membership and principal function of each of these committees are described below. Each of these committees operates under a written charter adopted by the Board. The charters of these committees are available on Juniper Networks’ website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx.
In addition, the Company has a Stock Committee comprised of the Chief Executive Officer, Chief Financial Officer and a non-employee director. Mr. Stensrud served as the non-employee director on the Stock Committee throughout 2017, and Mr. DeNuccio assumed the role beginning on January 1, 2018. The Stock Committee has authority to grant equity and cash awards to employees who are not executive officers. The Board has also established a M&A Committee for the review and approval of certain acquisitions and an Offering Committee for the review and approval of the issuance of securities. The M&A Committee consists of Messrs. Rahim, Calderoni and Stensrud. The Offering Committee consists of Messrs. Rahim, Calderoni and DeNuccio. The Board may add new committees or remove existing committees as it deems advisable for purposes of fulfilling its primary responsibilities.

 Corporate Governance Principles and Board Matters

The following table shows all persons who served on the Board and the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and the number of meetings during 2017:
Name of Director	Board	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Non-Employee Directors:
Robert M. Calderoni(1)	X	CHAIR
Gary Daichendt	X		CHAIR
Kevin DeNuccio(2)	X		X
James Dolce	X		X
Mercedes Johnson(1)	X	X		X
Scott Kriens	CHAIR
Rahul Merchant	X	X
William R. Stensrud(3)	X		X	CHAIR
Employee Director:
Rami Rahim	X
Pradeep Sindhu(4)	X
Number of Meetings in Fiscal 2017	9	11	8	4
(1)
The Board has determined that Mr. Calderoni and Ms. Johnson is each an “audit committee financial expert” within the meaning of the rules promulgated by the SEC.

(2)
Mr. DeNuccio was appointed to the Compensation Committee on May 25, 2017.

(3)
Mr. Stensrud stepped down from the Compensation Committee on May 25, 2017.

(4)
Dr. Sindhu did not stand for re-election at the 2017 annual meeting of stockholders, and his tenure as a director ended on May 25, 2017.

Audit Committee
The Audit Committee, among other duties, assists the Board in fulfilling its responsibilities for general oversight of the integrity of Juniper Networks’ financial statements, Juniper Networks’ compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance, the performance of Juniper Networks’ internal audit function, Juniper Networks’ internal accounting and financial controls, the independent counsel investigating possible violations by the Company of the U.S. Foreign Corrupt Practices Act of 1977, and risk management policies. The Audit Committee works closely with management as well as our independent registered public accounting firm to fulfil its obligations. In addition, in order to further strengthen the Audit Committee’s oversight responsibilities, each of the Vice President of Internal Audit and the Vice President and Chief Compliance Officer report directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Juniper Networks for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.
No member of the Audit Committee may serve on the audit committee of more than three public companies, including Juniper Networks, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and discloses such determination in accordance with NYSE requirements. Our Board has considered Ms. Johnson’s simultaneous service on the audit committees of Juniper Networks and three other public companies and has determined that such simultaneous service does not impair her ability to effectively serve as a member of our Audit Committee.
The report of the Audit Committee is included herein on page 62.
Compensation Committee
The Compensation Committee discharges the Board’s responsibilities relating to compensation of our executive officers, including conducting an evaluation of the Chief Executive Officer with the entire Board; reviews the Compensation Discussion and Analysis and prepares an annual report on executive compensation for inclusion in Juniper Networks’ proxy statement; has overall responsibility for approving and evaluating executive officer compensation plans, policies and programs; and annually conducts a compensation-risk assessment to consider whether the Company’s incentive compensation policies and programs contain incentives for executive officers to take risks in performing their duties that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee also has responsibility for reviewing the overall equity award practices of the Company. The Compensation Committee has the

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authority to obtain advice and assistance from, and receive appropriate funding from Juniper Networks for, outside legal, compensation consultants or other advisors as the Compensation Committee deems necessary to carry out its duties.
The report of the Compensation Committee is included herein on page 46.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee seeks and recommends the nomination of individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the governance of the Board, including establishing and overseeing compliance with our Corporate Governance Standards; and identifies best practices and recommends corporate governance principles, including giving proper attention to and effectively responding to stockholder concerns regarding corporate governance.

Board Leadership Structure and Role of the Lead Independent Director
The Board’s leadership structure is comprised of an independent Chairman of the Board and a Lead Independent Director who is appointed, and at least annually reaffirmed, by at least a majority of Juniper Networks’ independent directors. Mr. Kriens has served as Chairman of the Board since 1996 and served as Chief Executive Officer of the Company from 1996 to 2008. Since March 2015, Mr. Daichendt has served as the Lead Independent Director.
The duties of the Chairman of the Board, Lead Independent Director and Chief Executive Officer are set forth in the table below:
	Chairman of the Board	Lead Independent Director	CEO
Duties
•
Sets the agenda of Board meetings

•
Presides over meetings of the full Board

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Contributes to Board governance and Board processes

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Communicates with all directors on key issues and concerns outside of Board meetings

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Presides over meetings of stockholders

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Provides the Chairman with input regarding Board meetings scheduling and agendas

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Makes recommendations to the Chairman regarding the retention of Board consultants

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Presides over executive sessions of the Board if and when the Chairman is not independent under applicable standards

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Acts as a liaison between the independent directors and the Chairman and CEO on sensitive issues

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Sets strategic direction for the Company

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Creates and implements the Company’s vision and mission

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Leads the affairs of the Company, subject to the overall direction and supervision of the Board and its committees and subject to such powers as reserved by the Board and its committees

The Board believes that this overall structure of a separate Chairman of the Board and Chief Executive Officer, combined with a Lead Independent Director, results in an effective balancing of responsibilities, experience and independent perspectives that meets the current corporate governance needs and oversight responsibilities of the Board. The Board also believes that this structure benefits the Company by enabling the Chief Executive Officer to focus on strategic matters while the Chairman of the Board focuses on Board process and governance matters, and allows the Company to benefit from Mr. Kriens’ experience as a former Chief Executive Officer of the Company.
The independent directors of the Company meet at least quarterly in executive sessions. Executive sessions of the independent directors are chaired by the Lead Independent Director (if and when the Chairman is not “independent” under applicable standards). The executive sessions include discussions and recommendations regarding guidance to be provided to the Chief Executive Officer and such topics as the independent directors may determine.

 Corporate Governance Principles and Board Matters

Identification and Evaluation of Nominees for Director
The Nominating and Corporate Governance Committee’s criteria and process for evaluating and identifying the candidates that it recommends to the full Board for selection as director nominees are as follows:
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The committee regularly, and at least annually, reviews the composition and size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise.

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The committee reviews the qualifications of any candidates who have been properly recommended or nominated by a stockholder other than through our proxy access bylaw, as well as those candidates who have been identified by management, individual members of the Board or, if the committee determines, a search firm. Such review may, in the committee’s discretion, include a review solely of information provided to the committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the committee deems proper. Please see the information under the “General Meeting — Stockholder Proposals and Nominations” section of this proxy statement for more information on stockholder recommendations and nominations of director candidates.

•
The committee conducts an annual evaluation of the performance of individual directors, the Board as a whole, and each of the Board’s standing committees, including an evaluation of the qualifications of individual members of the Board and its committees. The evaluation is conducted via oral interviews by a third party legal advisor selected by the committee, using as a basis for discussion a list of questions that are provided to each director in advance. The results of the evaluation and any recommendations for improvement are provided orally to the committee by the third party legal advisor, and to the Board and the other standing committees of the Board either by the chair of the committee or the third party legal advisor.

•
The committee considers the suitability of each director candidate, including the current members of the Board, in light of the current size and composition of the Board. Although the committee does not have a specific policy on diversity, in evaluating the qualifications of the candidates, the committee considers many factors, including issues of character, judgment, independence, age, education, expertise, diversity of experience, length of service, other commitments and ability to serve on committees of the Board, as well as other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender, cultural background and national origin. The committee believes that diversity is important as a variety of points of view can help contribute to a more effective decision-making process. When recommending candidates, the committee strives to select candidates that have diverse perspectives, experiences and expertise such that the skillset of each candidate compliments those of other directors and nominees to create a balanced Board with diverse viewpoints and expertise, which together will contribute to the Board’s effectiveness as a whole. The committee evaluates the factors discussed above, among others, and does not assign any particular weighting or priority to any of these factors. The committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. While the committee has not established specific minimum qualifications for director candidates, the committee believes that candidates and director nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) possess high personal and professional ethics and integrity, (iii) have qualifications that will increase overall Board effectiveness, (iv) meet requirements of applicable rules and regulations, such as financial literacy or financial expertise with respect to Audit Committee members, and (v) have a willingness to represent the best interests of all stockholders of the Company.

•
The committee also considers the interests and plans of individual directors and their interest in continuing as members of the Board.

•
In evaluating and identifying candidates, the committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

•
After such review and consideration, the committee recommends to the Board director candidates to be nominated by the Board for election to the Board. The Board reviews the committee’s recommendations and approves final nominations.

In addition to the foregoing process, the Company also takes into consideration the perspectives of major stockholders regarding Board composition and corporate governance matters and incorporates those perspectives into its overall identification and selection process.

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Management Succession Planning
Our Board believes that the directors and the Chief Executive Officer should collaborate on management succession planning and that the entire Board should be involved in the critical aspects of the succession planning process for our Chief Executive Officer, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates, and making key management succession decisions. Management succession is regularly discussed by the directors in Board meetings and in executive sessions of the Board. In addition, our Board annually conducts a detailed review of the Company’s leadership pipeline, talent strategies and succession plans for key executive positions. Directors become familiar with potential successors for key management positions through various means, including the comprehensive annual talent review, Board dinners and presentations and informal meetings.

Board’s Role in Risk Oversight
The Board recognizes that risk is inherent in the Company’s pursuit and achievement of our strategic and operating objectives. The Board has oversight responsibility for the Company’s risk management framework, which is designed to identify, assess, prioritize, manage and communicate risks to which the Company is exposed in our business, and foster a corporate culture of integrity. Consistent with this approach, the Board regularly reviews and consults and discusses with management on strategic direction, challenges and risks faced by the Company, and annual and quarterly financial results and forecasts.
In addition, the Board has tasked designated committees of the Board with oversight of certain categories of risk management. The Audit Committee oversees management of financial risks and reviews and provides oversight of the Company’s risk management program and compliance and financial risks. The Audit Committee further oversees the Company’s initiatives related to cybersecurity, including prevention and monitoring, as well as oversight of our enterprise-risk management program. The Compensation Committee is responsible for overseeing the management of risks relating to and arising from the Company’s executive compensation plans and arrangements. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance. These committees provide regular reports on the Company’s risk management efforts to the full Board.
Management is responsible for the direct management and oversight of strategic, operational, legal/compliance, cybersecurity and financial risks and the Company’s formal program to continually and proactively identify, assess, prioritize and mitigate enterprise risk. Critical risks are managed through cross-functional participation in senior level corporate compliance and risk management committees. The corporate compliance committee focuses on legal and regulatory compliance risks, and the risk management committee focuses on operational and strategic risks.
Annually, management reviews with the Board a comprehensive assessment of risks for the Company based upon the COSO Enterprise Risk Management — Integrated Framework methodology. In addition, throughout the year, the Chief Executive Officer and other members of senior management, including our Chief Financial Officer, Chief Compliance Officer and General Counsel, regularly review with the Board key strategic and operational issues, opportunities, and risks. The General Counsel provides regular reports of legal risks to the Audit Committee and the Board. The Chief Compliance Officer, Chief Financial Officer, Chief Accounting Officer and the Vice President of Internal Audit provide regular reports to the Audit Committee concerning compliance, financial, tax and audit related risks. In addition, the Chief Information Officer provides regular updates on cybersecurity risks to the Audit Committee. Further, both the Board and the Audit Committee receive reports and presentations from management on the Company’s risk mitigation programs and efforts, cybersecurity programs, compliance programs and efforts, investment policy and practices and the results of various internal audit projects. Management and the Compensation Committee’s compensation consultant provide analysis of risks related to the Company’s compensation programs and practices to the Compensation Committee.

 Corporate Governance Principles and Board Matters

Corporate Citizenship and Sustainability

Our Corporate Citizenship and Sustainability (“CCS”) strategy at a glance:
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Meet or exceed international standards for product design, production, and waste reduction

•
Positively affect and contribute to the global community

•
Focus on delivering sustainable value

Juniper Networks believes in building more than a network. We are focused on improving the quality of life for the next generation by strengthening the communities where we live and work. We are committed to being responsible corporate citizens and encouraging responsible practices in our operations and throughout our worldwide supply chain — ensuring that working conditions are safe, workers are treated with respect and dignity, and that processes and products are environmentally responsible. We believe in conducting business ethically, with integrity and good corporate governance, wherever we do business. We also strive to positively affect and contribute to the global community of customers, partners, employees, emerging markets, and areas in need.
Our CCS strategy focuses on those areas where we believe we can have a meaningful impact — Product Sustainability, Supply Chain, Operational Excellence, and People and Communities — and include those issues that are most relevant to our business operations and stakeholders. Our commitments to and expectations of our employees and business partners are articulated through our Worldwide Code of Business Conduct and Ethics and our Business Partner Code of Conduct, respectively.
Responsible Choices in Our Operations
As part of our corporate citizenship and sustainability strategy, our environmental policy outlines our commitment to conducting business in an environmentally responsible way. We are committed to:
•
Complying with applicable environmental regulations and requirements to meet customer and community needs and expectations.

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Fostering pollution prevention and sustainable use of the earth’s resources as it relates to our products, services, and activities, and to those of our suppliers and customers.

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Promoting employee involvement at every level of the organization.

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Monitoring performance and continually improving.

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Providing the appropriate resources to honor our commitment.

Responsible Choices for the Global Community
We strive to enrich lives across the globe. Our charitable efforts are closely aligned with our mission to connect everything and empower everyone. Juniper Networks is a company built on innovation, and we believe in supporting innovative philanthropic programs that create a network of opportunities for future generations. Our giving is focused on the Juniper Networks Foundation Fund, employee volunteer programs, matching gifts, and disaster relief.
The Juniper Networks Foundation Fund inspires the next generation of engineers, critical thinkers, and technical thought leaders. Through it, we support K-12 science, technology, engineering, and mathematics (STEM) programs, targeted especially at girls, the underprivileged, and underrepresented students. Aiming to make lasting, meaningful differences in the world, Juniper Networks has granted more than $13 million to deserving STEM-focused non-profits and other NGOs since it was formed more than a decade ago.
Responsible Choices for the Environment
We believe our products meet some of the strictest environmental standards in the industry. We continue to innovate and look at new technology that can help minimize the impact of our products on the environment. Our greatest impact on the environment is through our products, so we’re focused on designing products that are environmentally responsible in all phases of their life cycles, a complex challenge that demonstrates our commitment to protecting the environment.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   11

We monitor compliance with local and international laws in all of our locations worldwide, and work with governments, industry partners, and consortia, to harmonize regulations with innovation. We collaborate with governments, industry vendors, and customers, to develop and implement energy metrics that measure the efficiency of networks. In addition, Juniper Networks voluntarily participates in CDP climate and water disclosures and is a member of the Responsible Business Alliance, Responsible Minerals Initiatives, and CDP Supply Chain.
2017 CCS Progress and Achievements
We are pleased to share the strides we have made in our CCS priorities in our Corporate Citizenship and Sustainability Report, which is available at https://www.juniper.net/us/en/company/corporate-responsibility. Our Corporate Citizenship and Sustainability Report has been prepared using guidance from the Global Reporting Initiative G4 Sustainability Reporting Guidelines ‘Core’ option. We are also proud to be recognized as one of Fortune World’s Most Admired Companies in 2017 and America’s Most JUST Companies of 2017, and to be awarded a position on the 2018 CDP Supplier Engagement leader board.

Stockholder Engagement
The perspectives, insights and feedback of our stockholders are important to our Board and management, which is why we proactively engage on a regular basis with our stockholders throughout the year. Throughout 2017, members of our management team, and in certain instances our Lead Independent Director and Chair of the Compensation Committee, met with a significant number of our stockholders to discuss matters that are top of mind for our stockholders, such as our strategic direction, financial and operating performance, capital allocation, executive compensation and corporate social responsibility programs, employee diversity and inclusion programs, and corporate governance practices, including director refreshment and risk oversight.
Since our 2017 annual meeting of stockholders, we proactively sought meetings with stockholders who hold over 70% of our shares outstanding, which resulted in Juniper Networks meeting with stockholders who hold approximately 40% of our shares outstanding.
Our engagement efforts have provided valuable feedback that help to inform our decisions and our corporate practices. For example, as discussed in the section entitled “Compensation Discussion and Analysis,” our executive compensation programs for 2018 have been significantly modified from prior years and our 2018 performance share awards (“PSAs”) included a 3-year performance goal based on Juniper Networks’ relative total shareholder return (“TSR”) measured against S&P500 companies to align such awards with long-term stock performance and stockholder returns. In addition, we have revised our equity grant practices to limit the impact on stockholder dilution while still being able to grant equity awards to our employees at levels reasonably necessary to attract, retain and motivate talent.
The Board and various committees of the Board are also regularly presented with summaries of the feedback received from our stockholders for their review and consideration. We view our stockholder outreach program as an important aspect of maintaining an open and continuous dialogue with our stockholders, and we anticipate continuing our stockholder engagement efforts to help further our understanding of their perspectives and to incorporate their feedback, as appropriate.

Communications with the Board
The Nominating and Corporate Governance Committee of the Board has approved a process by which stockholders or other interested parties may communicate with the Board or members of the Board. Stockholders of Juniper Networks and other parties interested in communicating with the Board or any member of our Board may write to them c/o Juniper Networks, Inc., 1133 Innovation Way, Sunnyvale, California 94089. Under the process approved by the Nominating and Corporate Governance Committee, the General Counsel receives and logs communications directed to the Board or any member of the Board, and, unless marked “confidential”, reviews all such correspondence and regularly (not less than quarterly) delivers such correspondence to the Board, the Lead Independent Director, Chairman of the Board or the independent directors of the Board, as applicable, a summary of such correspondence and copies of such correspondence. Communications marked “confidential” will be logged as received by the General Counsel and then will be delivered to the addressee(s).

 Director Compensation

Board Meetings and Attendance
During 2017, each director attended at least 75% of all Board and applicable committee meetings. As set forth in our Corporate Governance Standards, absent extraordinary circumstances, each member of the Board is strongly encouraged to attend each annual stockholder meeting in person. Except for Dr. Sindhu, who did not stand for re-election at our 2017 annual meeting of stockholders, all of our then-serving directors attended the 2017 annual meeting of stockholders.
Director Compensation
Non-Employee Director Compensation Highlights
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Annual review and assessment of director compensation by the Compensation Committee.

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Emphasis on equity in the overall compensation mix to support stockholder alignment.

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Annual restricted stock unit grants under a fixed stockholder approved annual grant formula.

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Stockholder approved limit on cash and equity compensation to non-employee directors.

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A robust stock ownership guideline set at five times the annual cash retainer to support stockholder alignment.

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Fees for committee service based on workload.

Non-Employee Director Retainer and Meeting Fee Information
Our director compensation programs are designed to provide an appropriate incentive to attract and retain qualified non-employee directors and to align their interests with the long-term interests of our stockholders. We compensate non-employee directors for their service on the Board in a combination of cash and equity awards, the amounts of which are commensurate with their role and involvement and with peer company practices. In setting director compensation, we consider the significant amount of time our directors will expend in fulfilling their duties as well as the skill level required of members of our Board. Directors who also serve as employees of the Company do not receive additional compensation for services as directors.
The Compensation Committee, which is comprised solely of independent directors, has the primary responsibility for reviewing and making recommendations to the Board regarding all matters pertaining to compensation paid to non-employee directors for Board, committee and committee chair services. Under the Compensation Committee’s charter, the committee is authorized to engage consultants or advisors in connection with its review and analysis of director compensation.
Each year, the Compensation Committee evaluates the appropriate level and form of compensation for non-employee directors and recommends changes, if any, to the Board. In making non-employee director compensation recommendations, the Compensation Committee takes various factors into consideration, including, but not limited to, the responsibilities of directors generally, as well as committee chairs, and the forms of compensation paid to directors by peer companies, and considers advice from its independent compensation advisor who provides analysis on non-employee director compensation trends and data from companies in our executive compensation peer group. The Board reviews the recommendations of the Compensation Committee and determines the form and amount of director compensation.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   13

Limits on Director Compensation: Our non-employee directors currently receive compensation in the form of restricted stock unit (“RSU”) grants and cash fees. At our 2017 annual meeting of stockholders, our stockholders approved the amendment and restatement of our 2015 Equity Incentive Plan, which provides for (i) an annual fixed dollar value of RSUs in an amount equal to $225,000 (based on the average daily closing price of the Company’s common stock over the six month period ending on the last day of the fiscal year preceding the date of grant) to be granted to non-employee directors and (ii) a limit of  $1,000,000 on the total amount of annual equity compensation and cash fees that may be awarded to any non-employee director in a single fiscal year to provide for sufficient flexibility to adjust non-employee director compensation in the future if such changes are necessary to remain competitive with our peers.
The following table provides information on Juniper Networks’ compensation and reimbursement practices for non-employee directors during fiscal 2017:

Annual retainer for all non-employee directors (payable quarterly)	$60,000
Additional annual retainer for Audit Committee members (payable quarterly)	$20,000
Additional annual retainer for Compensation Committee members (payable quarterly)	$15,000
Additional annual retainer for Nominating and Corporate Governance Committee members (payable quarterly)	$10,000
Additional annual retainer for Audit Committee Chair (payable quarterly)	$25,000
Additional annual retainer for Compensation Committee Chair (payable quarterly)	$20,000
Additional annual retainer for Nominating and Corporate Governance Committee Chair (payable quarterly)	$10,000
Additional annual retainer for the Chairman of the Board (payable quarterly)	$75,000
Additional annual retainer for the Lead Independent Director (payable quarterly)	$30,000
Restricted Stock Units granted annually(1)	$225,000
Reimbursement for expenses attendant to Board membership	Yes
Payment for each additional committee meeting attended after total committee meeting attendance exceeds eighteen (18) in a calendar year	$1,250
(1)
In addition to the cash retainers for Board and committee service set forth in the table above, non-employee directors receive non-discretionary annual grants of RSUs, to further align their interests with stockholders. Pursuant to the 2015 Plan, which was most recently approved by stockholders at the 2017 annual meeting of stockholders, on the date of each of the Company’s annual stockholder meetings, each non-employee director who is elected at (or whose term continues after) such meeting will automatically be granted RSUs for a number of shares equal to the Annual Value (as defined below), rounded down to the nearest whole share. The “Annual Value” means the number of RSUs equal to $225,000 divided by the average daily closing price of the Company’s common stock over the six month period ending on the last day of the fiscal year preceding the date of grant (for example, the period from July 1, 2017 to December 31, 2017 for RSUs to be granted in May 2018). These RSU awards vest on the earlier of  (i) the one year anniversary of the grant date of the award and (ii) the day prior to the Company’s next annual stockholder meeting, subject to the non-employee director’s continuous service on the Board.

 Director Compensation

Director Compensation Table for Fiscal 2017
The following table shows compensation information for our non-employee directors for the fiscal year ended December 31, 2017 (“fiscal 2017”). Neither Mr. Rahim, our Chief Executive Officer, nor Dr. Sindhu, our Executive Vice President, Chief Scientist, who also served as a director until May 25, 2017, received any compensation for serving as a director. Compensation information for Mr. Rahim is included in the “Summary Compensation Table” set forth in this proxy statement and for Dr. Sindhu is included in the “Certain Relationships and Related Transactions” section in this proxy statement.

Director Compensation for Fiscal 2017
Name(1)	Fees Earned or Paid in Cash	Stock Awards(2)	All Other Compensation	Total
Robert M. Calderoni	$105,000	$265,629	$—	$370,629
Gary Daichendt	$125,000	$265,629	$—	$390,629
Kevin DeNuccio	$71,250	$265,629	$—	$336,879
James Dolce	$75,000	$265,629	$—	$340,629
Mercedes Johnson	$90,000	$265,629	$—	$355,629
Scott Kriens(3)	$135,000	$265,629	$450,000	$850,629
Rahul Merchant	$80,000	$265,629	$—	$345,629
William R. Stensrud	$90,000	$265,629	$—	$355,629
(1)
As of December 31, 2017, each of our non-employee directors listed in the table above held 9,147 RSUs, and Ms. Johnson also held outstanding options to purchase 50,000 shares.

(2)
Amounts shown do not reflect compensation actually received by the director, and there can be no assurance that these amounts will ever be realized by the non-employee directors. Instead, the amount shown is the grant date fair value of the RSU awards granted in fiscal 2017 computed in accordance with ASC Topic 718 — Compensation — Stock Compensation (“ASC Topic 718”), disregarding forfeiture assumptions.

(3)
Amount shown under “All Other Compensation” reflects our reimbursement of the filing fees incurred by Mr. Kriens in connection with required filings under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”). During fiscal 2017, Mr. Kriens submitted filings under the HSR Act, based on his past acquisitions of Juniper stock. The independent directors of the Board reviewed the legal requirements under the HSR Act, the stock acquisitions triggering the filing requirement and the practices of other public companies with respect to HSR filings. Based on this review, the Board approved the payment by Juniper Networks of the HSR Act filing fees otherwise payable by Mr. Kriens. The Board determined that these payments were appropriate because premerger notifications were required and no exemption was available under the HSR Act, in connection with Mr. Kriens’ acquisition of Company stock which was part of his executive and director compensation.

Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   15

Proposals to be Voted On
Proposal No. 1
Election of Directors
There are nine nominees for election as directors at this year’s annual meeting — Robert M. Calderoni, Gary Daichendt, Kevin DeNuccio, James Dolce, Mercedes Johnson, Scott Kriens, Rahul Merchant, Rami Rahim and William R. Stensrud. A discussion of the primary experience, qualifications, attributes and skills of each director nominee that led our Board and Nominating and Corporate Governance Committee to the conclusion that he or she should serve or continue to serve as a director is included below in each of the director biographies. Each director nominee will be re-elected to serve for a term expiring at the Company’s annual meeting of stockholders in 2019 and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. There are no family relationships among any of our executive officers and directors.
If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to the election of directors, your shares will be voted for the nine director nominees recommended by the Board. If you do not give voting instructions to your broker, your broker will not be able to vote your shares and your shares will not be voted on this matter.
Recommendation
Our Board recommends a vote “FOR” the election to the Board of Robert M. Calderoni, Gary Daichendt, Kevin DeNuccio, James Dolce, Mercedes Johnson, Scott Kriens, Rahul Merchant, Rami Rahim and William R. Stensrud.
Vote Required
Provided a quorum is present, directors will be elected by a majority of the votes cast with respect to the director nominee at the annual meeting (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee).

 Proposals to be Voted On

The names of our directors and director nominees and their ages, positions, and brief biographical description as of the date this proxy statement was filed with the SEC are set forth below.
Nominees for Election

Robert M. Calderoni
Age 58 Director since 2003
Board Committees: M&A, Audit (Chair), Offering (Chair)
Other Current Public Company Boards: KLA-Tencor, Inc., Citrix Systems, Inc., LogMeIn, Inc.
Mr. Calderoni has served as Executive Chairman of Citrix Systems, Inc., a software company, since July 2015 and as a member of the board of directors of Citrix since June 2014. From October 2015 until January 2016, he served as the Interim Chief Executive Officer and President of Citrix. Since 2015, Mr. Calderoni has served as a senior advisor to Silver Lake, a leader in technology investments. He served as Chairman and Chief Executive Officer of Ariba, Inc., an SAP company, and President SAP Cloud of SAP AG, a provider of spend management solutions, from October 2012 to January 2014. Mr. Calderoni also served as a member of SAP’s Global Managing Board from November 2012 until January 2014. Prior to the acquisition of Ariba by SAP in October 2012, Mr. Calderoni was Chairman and Chief Executive Officer of Ariba, beginning in October 2001. From January 2001 to October 2001, Mr. Calderoni served as Ariba’s Executive Vice President and Chief Financial Officer. From November 1997 to January 2001, he served as Chief Financial Officer at Avery Dennison Corporation, a manufacturer of pressure-sensitive materials and office products. From June 1996 to November 1997, Mr. Calderoni served as Senior Vice President of Finance at Apple Computer, a provider of hardware and software products and Internet-based services.
Qualifications
As a result of Mr. Calderoni’s service as Executive Chairman of Citrix and Chief Executive Officer of Ariba, he has broad leadership and executive expertise and a knowledge and understanding of software and software as a service business issues. In addition, Mr. Calderoni’s experience as a Chief Financial Officer of two publicly traded companies and in other finance roles has provided him with broad experience in finance, including accounting and financial reporting. This experience has led the Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K. He is able to contribute this financial expertise as a Board member and as Chair of the Audit Committee. Mr. Calderoni’s experience as a director of other public companies also provides him with an understanding of corporate governance and the operation of other public company boards of directors.

Gary Daichendt
Age 66 Director since 2014
Lead Independent Director
Board Committees: Compensation (Chair)
Other Current Public Company Boards: NCR Corporation
Mr. Daichendt has been principally occupied as a private investor since June 2005 and has been a managing member of Theory R Properties LLC, a commercial real estate firm, since October 2002. Mr. Daichendt served as President and Chief Operating Officer of Nortel Networks Corporation, a supplier of communication equipment, from March 2005 to June 2005. Prior to joining Nortel Networks, Mr. Daichendt served in a number of senior executive positions at Cisco Systems, Inc., a manufacturer of communications and information technology networking products, for six years, including as Executive Vice President, Worldwide Operations from August 1998 to December 2000, and as Senior Vice President, Worldwide Operations from September 1996 to August 1998. Mr. Daichendt previously served as a director of ShoreTel, Inc., from April 2007 to February 2015, Emulex Corporation from February 2014 to May 2015 and Polycom, Inc. from August 2015 to September 2016.
Qualifications
Mr. Daichendt’s experience as an officer of various networking industry companies has provided him with expertise in management, sales, marketing, channel management and operations and an extensive understanding of the networking industry. Mr. Daichendt also brings public company governance experience as a member of boards of directors and board committees of other public technology companies.

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Kevin DeNuccio
Age 58 Director since 2014
Board Committees: Compensation, Offering
Other Current Public Company Boards: Calix, Inc.
Mr. DeNuccio has served as Executive Chairman of SevOne, Inc., a digital infrastructure management software company, since May 2017. He served as President and Chief Executive Officer of Violin Memory, a flash based storage array solutions company, from February 2014 to April 2017. In December 2016, Violin Memory filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Prior to joining Violin Memory, Mr. DeNuccio served as a co-founder of Wild West Capital, LLC, a venture and technology consulting firm he co-founded in July 2012. Prior to that, Mr. DeNuccio served as Chief Executive Officer of Metaswitch Networks, a provider of carrier systems and software solutions that enable communication networks to migrate to open, packet-based architectures, from February 2010 to July 2012. Mr. DeNuccio was President and Chief Executive Officer of Redback Networks Inc., a provider of advanced communications networking equipment, from August 2001 to January 2008, during which time it was acquired by Telefonaktiebolaget LM Ericsson, or Ericsson, in January 2007 and operated as a wholly-owned subsidiary of Ericsson. Mr. DeNuccio held various positions at Cisco Systems, Inc. from 1995 to 2001, including Senior Vice President of Worldwide Service Provider Operations. Previously, Mr. DeNuccio was the founder, President and Chief Executive Officer of Bell Atlantic Network Integration Inc., a wholly-owned subsidiary of Bell Atlantic (now Verizon Communications). Mr. DeNuccio has served as a director of Calix, Inc. since September 2012. Mr. DeNuccio previously served as a director of Sandisk Corporation from August 2009 to February 2014, Metaswitch Networks from December 2008 to February 2014 and Violin Memory from February 2014 to April 2017.
Qualifications
Mr. DeNuccio’s experience as a senior executive at many companies in the technology and networking industry, including as chief executive officer at two networking companies, has provided him with senior leadership and executive experience and management, operational and technological expertise. Mr. DeNuccio also brings public company governance experience as a member of boards of directors and board committees of other technology companies.

James Dolce
Age 55 Director since 2015
Board Committees: Compensation
Other Current Public Company Boards: None
Mr. Dolce has served as the Chief Executive Officer and a director at Lookout, Inc., a mobile security company, since March 2014. Prior to joining Lookout, Mr. Dolce was the Vice President of carrier market development at Akamai Technologies, Inc., a content delivery network and cloud services provider, from December 2012 until February 2014, and prior to that, he was the Founder and Chief Executive Officer at Verivue, Inc., a provider of digital content delivery solutions, which was acquired by Akamai, from 2006 until December 2012. Prior to Verivue, Mr. Dolce served as Executive Vice President of worldwide field operations at Juniper Networks from 2002 to 2006, where he led Juniper Networks’ global sales, marketing and customer service efforts. Mr. Dolce joined Juniper Networks through its acquisition of Unisphere Networks, Inc., where he served as Chief Executive Officer from 1999 to 2002. Mr. Dolce served on the board of directors of Infinera Corporation from May 2014 until January 2016.
Qualifications
Mr. Dolce’s experience as a senior executive at many companies in the technology and networking industry, including as chief executive officer at Lookout, Verivue and Unisphere, has provided him with senior leadership and executive experience and management, operational and technological expertise. In addition, his prior experience at Juniper Networks provides him with a detailed knowledge of Juniper Networks’ customers and industry. Mr. Dolce also brings public company governance experience based on his prior service as a director on the boards of directors and board committees of other technology companies.

 Proposals to be Voted On

Mercedes Johnson
Age 64 Director since 2011
Board Committees: Audit, Nominating and Corporate Governance
Other Current Public Company Boards: Micron Technology, Inc. Teradyne, Inc., Synopsys, Inc.
Ms. Johnson was Interim Chief Financial Officer of Intersil Corporation, a manufacturer of analog and mixed-signal circuits, from April 2013 through September 2013, and was the Senior Vice President and Chief Financial Officer of Avago Technologies Limited (now Broadcom Limited), a supplier of analog interface components for communications, industrial and consumer applications, from December 2005 to August 2008. She also served as the Senior Vice President, Finance, of Lam Research Corporation, from June 2004 to January 2005 and as Lam Research’s Chief Financial Officer from May 1997 to May 2004. Ms. Johnson previously served on the board of directors at Intersil Corporation from 2005 until February 2017.
Qualifications
Ms. Johnson’s extensive experience as a senior financial executive at several technology companies has given her broad knowledge and expertise in finance, including accounting and financial reporting, and in-depth expertise in corporate development, management and operations. This experience has led the Board of Directors to determine that she is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K. She also brings public company governance experience as a member of boards of directors and board committees of other technology companies.

Scott Kriens
Age 60 Director since 1996
Board Committees: Chairman of the Board
Other Current Public Company Boards: Equinix, Inc.
Mr. Kriens has served as Chairman of the Board of Directors of Juniper Networks since October 1996, Chief Executive Officer of Juniper Networks from October 1996 to September 2008 and an employee of Juniper Networks through April 2011. From April 1986 to January 1996, Mr. Kriens served as Vice President of Sales and Vice President of Operations at StrataCom, Inc., a telecommunications equipment company, which he co-founded in 1986.
Qualifications
As a result of Mr. Kriens’ prior service as the Company’s Chief Executive Officer, he developed an extensive understanding of the Company’s business and the networking industry and can contribute to the Board a highly informed perspective on the business independent from that of the Chief Executive Officer. Mr. Kriens’ experience with the Company from its early stages also offers the Board insight into the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view. In addition, his experience as a director of other technology companies provides him with an understanding of the operation of other boards of directors that he can contribute in his role as Chairman.

Rahul Merchant
Age 61
Director since 2015
Board Committees: Audit
Other Current Public Company Boards: None
Mr. Merchant has served as Senior Executive Vice President and Head of Client Services & Technology of TIAA-CREF, a leading financial services provider, since March 2017. Previously, Mr. Merchant served as Senior Executive Vice President and Chief Information Officer of TIAA-CREF from January 2017 to March 2017 and as Executive Vice President and Chief Information Officer of TIAA-CREF from April 2015 to January 2017. Prior to joining TIAA-CREF, he was the Chief Information and Innovation Officer for the City of New York from April 2012 to February 2014. From 2009 to April 2012, Mr. Merchant was a partner at Exigen Capital, a private equity firm based in New York City. From 2006 until 2008, Mr. Merchant was Executive Vice President, Chief Information Officer and Member of the Executive Committee at Fannie Mae. He also served as Senior Vice President, Chief Information Officer and Chief Technology Officer at Merrill Lynch & Co. from 2000 to 2006. Mr. Merchant has also held senior leadership positions at Cooper Neff and Associates, Lehman Brothers, Sanwa Financial Products and Dresdner Bank. Mr. Merchant previously was a member of the board of directors of Emulex Corporation, Level 3 Communications, Inc., Sun Microsystems, Inc. and Fair Isaac Corporation.
Qualifications
Mr. Merchant’s experience as a senior technology executive at many companies in the financial industry and in the public sector has provided him with senior leadership and executive experience and management, operational and technological expertise, as well as a detailed knowledge of Juniper Networks’ customers and industry. As a Chief Information Officer, Mr. Merchant provides the Company with meaningful insight and experience related to information technology, cybersecurity best practices and the relationship between information security programs and broader business goals and objectives. Mr. Merchant also brings public company governance experience based on his prior service as a director on the boards of directors and board committees of a number of other technology companies.

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Rami Rahim
Age 47 Director since 2014
Board Committees: Stock, M&A (Chair), Offering
Other Current Public Company Boards: None
Mr. Rahim joined Juniper Networks in January 1997 and was appointed as Chief Executive Officer of the Company in November 2014. Previously, Mr. Rahim served as Executive Vice President and General Manager, Juniper Development and Innovation, responsible for driving innovation across the Company through the oversight of all research and development programs, strategy, development, and business growth across the portfolio of routing, switching, and security. He has also overseen the ongoing evolution of silicon technology and the Junos operating system. In addition, Mr. Rahim has served at Juniper Networks in a number of roles, including Executive Vice President, Platform Systems Division, Senior Vice President and General Manager, Edge and Aggregation Business Unit, and Vice President, Product Management for the Edge and Aggregation Business Unit. Prior to that, Mr. Rahim spent the majority of his time at the Company in the development organization where he helped with the architecture, design and implementation of many Juniper Networks’ core, edge, and carrier Ethernet products.
Qualifications
Mr. Rahim’s day-to-day involvement in the Company’s business has provided him with extensive knowledge and understanding of the Company and its industry. As Chief Executive Officer, he is able to provide the Board with insight and information related to the Company’s strategy, financial condition, operations, competitive position and business. His prior experience in a number of management roles at Juniper Networks provided him with in-depth industry and business experience in building and operating complex networks and a detailed knowledge of Juniper Networks’ customers and industry. In addition, his experience with Juniper Networks from its early stages also offers the Board insight into the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view.

William R. Stensrud
Age 67
Director since 1996
Board Committees: Stock (Chair), M&A, Nominating and
Corporate Governance (Chair)
Other Current Public Company Boards: None
Mr. Stensrud has served as a Partner of the SwitchCase Group, a consulting company, the Chairman of InstantEncore.com, a provider of web and mobile technology to the performing arts, and Chairman and Principal at Interactive Fitness Holdings, a designer and manufacturer of virtual stationary bicycles. From January 2007 to March 2007, he served as Chairman and Chief Executive Officer of Muze, Inc., a provider of business-to-business digital commerce solutions and descriptive entertainment media information. Mr. Stensrud was a general partner with the venture capital firm of Enterprise Partners from January 1997 to December 2006. Mr. Stensrud was an independent investor and turn-around executive from March 1996 to January 1997. During this period, Mr. Stensrud served as President of Paradyne Corporation and as a director of Paradyne Corporation, Paradyne Partners LLP and GlobeSpan Corporation, Inc. (acquired by Conexant, Inc.), all data networking companies. From January 1992 to July 1995, Mr. Stensrud served as President and Chief Executive Officer of Primary Access Corporation, a data networking company acquired by 3Com Corporation. From 1986 to 1992, Mr. Stensrud served as the Marketing Vice President of StrataCom, which he co-founded.
Qualifications
Mr. Stensrud’s years of experience in venture capital and in the management of a wide variety of technology companies have exposed him to a broad range of issues affecting businesses, including a number of businesses in the technology industry. Mr. Stensrud’s experience as an operating executive in the telecommunications and data communications industry provides the Board and management with knowledge and perspective on the Company’s daily operating challenges. His work has included analyzing and focusing on improving various aspects of businesses, including operations, strategies and financial performance.

 Proposals to be Voted On

Proposal No. 2
Ratification of Appointment of Independent Registered
Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Ernst and Young LLP has served as our independent registered public accounting firm since 1996, and Ernst & Young LLP’s current lead audit partner was selected in 2018. The Audit Committee periodically considers whether there should be a rotation of independent registered public accounting firms because the Audit Committee believes it is important for our independent registered public accounting firm to maintain independence and objectivity.
The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders.
During fiscal 2017, Ernst & Young LLP provided certain tax and audit related services. See the “Principal Accountant Fees and Services” section of this proxy statement. Representatives of Ernst & Young LLP are expected to attend the annual meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise, the Board is submitting the appointment of Ernst & Young LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.
Recommendation
Our Board unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as Juniper Networks’ independent registered public accounting firm for the fiscal year ending December 31, 2018.
If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted “FOR” the proposal, as recommended by the Board. Even if you do not give voting instructions to your broker, your broker may vote your shares on this matter.
Vote Required
Provided a quorum is present, ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   21

Proposal No. 3
Non-Binding Advisory Vote on Executive Compensation
This proposal provides our stockholders with the opportunity to cast a vote, on an advisory basis, on the compensation of the executive officers named in the Summary Compensation Table below, who we refer to as our “named executive officers” or “NEOs”, pursuant to Section 14A of the Exchange Act. For more detail on the compensation of our NEOs, please see the section entitled “Executive Compensation”, including the “Compensation Discussion and Analysis” and the compensation tables included in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a stockholder, the opportunity to express your views on our executive compensation program and policies and the compensation paid to our NEOs.
The Company’s current policy is to hold a Say-on-Pay vote each year, and we expect to hold another advisory vote with respect to executive compensation at the 2019 annual meeting of stockholders.
As described in detail in the “Compensation Discussion and Analysis” section of this proxy statement, we design our executive compensation program to implement our core objectives of  (i) providing competitive pay, (ii) paying for performance, and (iii) aligning management’s interests with the interests of our long-term stockholders. We believe that our Chief Executive Officer’s compensation, and that of our other NEOs, in 2017 is well aligned with the Company’s performance and the interests of our stockholders, and reflects our objective to link pay with performance for our NEOs.
Recommendation
Our Board believes that the Company’s executive compensation program uses appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board of Directors recommends that you vote “FOR” the following resolution:
“RESOLVED, that Juniper Networks, Inc. stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis and Executive Compensation sections of this proxy statement.”
If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted “FOR” the proposal, as recommended by the Board. If you do not give voting instructions to your broker, your broker will not be able to vote your shares and your shares will not be voted on this matter.
Vote Required
Provided a quorum is present, the advisory approval of our executive compensation requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to be voted at the annual meeting.
As this is an advisory vote, the result will not be binding; however, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by our stockholders and will take the outcome of the vote under advisement in evaluating our executive compensation principles, design and practices.

 Proposals to be Voted On

Proposal No. 4
Stockholder Proposal Regarding Annual Disclosure of EEO-1 Data
Scott M. Stringer, Comptroller of the City of New York, on behalf of the New York City Employees’ Retirement System, the New York City Fire Pension Fund, The New York City Teachers’ Retirement System, and the New York City Police Pension Fund, and the New York City Board of Education Retirement System, which holds in the aggregate, approximately 879,734 shares of the Company’s common stock, has submitted the proposal below for consideration at the annual meeting. The proposal and the supporting statement appear below as received by us. We are not responsible for the accuracy or content of the proposal and supporting statement.
RESOLVED: Shareholders request that the Board of Directors adopt and enforce a policy requiring Juniper Networks, Inc. (the “Company”) to disclose annually its EEO-1 data — a comprehensive breakdown of its workforce by race and gender according to 10 employment categories — on its website or in its corporate responsibility report, beginning in 2018.
Supporting Statement
Diversity matters. Numerous studies suggest that companies with comprehensive diversity policies and programs, and strong leadership commitment to implement and fully integrate diversity into their culture and practices, enhance long-term shareholder value. A McKinsey & Company global study (Diversity Matters, February 2015), for example, found that “companies in the top quartile for racial and ethnic diversity are 35 percent more likely to have financial returns above their respective national industry median.”
Workplace diversity provides competitive advantage by generating diverse, valuable perspectives, creativity, innovation and adaptation, increased productivity and morale, while eliminating the limitations of  “groupthink.” It also reduces potential legal and reputational risks associated with workplace discrimination and builds corporate reputations as fair employers.
The high tech industry of which the company is a part is characterized by persistent and pervasive underrepresentation of minorities and women, particularly in senior positions.
Based on 2014 EEO-1 filings, the EEOC Commission estimates that the high tech industry is over 64% male and over 68% white. Blacks, Hispanics and women are under-represented in high tech compared to all private industries. Blacks and Hispanics representation at the executive, managerial and professional levels is between one and five percent, and women representation at these levels is between 20% and 30%. All three groups’ representation in high tech is lower than for all private industries (https://www.eeoc.gov/eeoc/statistics/reports/hightech/upload/diversity-in-high-tech-report.pdf).
Juniper Networks provides no information on the gender and racial makeup of its total workforce. This does not allow investors to fully evaluate the company’s diversity initiatives and their impact, especially across job categories and particularly in more senior roles. Without detailed quantitative information on a comparable basis, shareholders have no way to evaluate and benchmark the effectiveness of these efforts over time and relative to peers.
Federal law requires companies with 100 or more employees to annually submit an EEO-1 Report to the Equal Employment Opportunity Commission. The report profiles a company’s workforce by race and gender in 10 job categories, including senior management.
Over two-thirds of S&P 100 companies now disclose EEO-1 data, including companies in the technology industry, such as Apple, Alphabet, Salesforce and Ingram Micro.
The proposal does not limit the company from providing more detailed quantitative and qualitative disclosures where appropriate. We also encourage the company to describe the steps it is taking and the challenges it faces in moving forward to achieve its diversity plans and goals.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   23

Board of Directors’ Recommendation Against and Statement of Opposition to Stockholder Proposal
The Board has carefully considered this proposal, believes that it is not in the best interests of the Company and its stockholders, and concluded that its adoption is unnecessary in light of Juniper Networks’ existing and active commitment to diversity. In addition, the Board has determined that disclosure of our EEO-1 data would neither provide an appropriate platform to have a discussion about diversity nor would it enhance our commitment to diversity and inclusion. Accordingly, the Board unanimously recommends a vote AGAINST this proposal.
Our Diversity and Inclusion Strategic Program
Diversity and Inclusion encompasses our commitment to creating a highly diverse and inclusive workplace, where all of our colleagues are empowered to do their best work. We believe diverse perspectives are essential to solving complex challenges. And to remain competitive, Juniper Networks requires the innovative thinking and creative problem solving of the world’s top talent — a cross section of individuals of all races, genders, sexual orientations, age groups, and religious affiliations.
In 2017, Juniper Networks established a clear vision, mission and strategy to double down on our efforts to create and foster a more inclusive and diverse workforce.
Vision: Foster a culture of inclusivity at Juniper Networks.
Mission: Accelerate development of diverse multi-generational talent at Juniper Networks.
Our diversity and inclusion strategy is two-pronged:
Development Internally: We have developed new programs with the explicit intention of focusing on developing female talent internally.
•
Mentorship and Sponsorship: We invest in and develop our female talent through mentorships led by our executives and senior leaders. With our executive-level focus on mentorship, we believe that we are able to create and sustain meaningful mentorship programs for a number of our mid-level female employees, which better assists our employees to navigate their career paths and develop their career goals. We plan to further scale our mentorship program globally in 2018. We have also initiated a sponsorship program that goes beyond mentoring, and is explicitly focused on helping to advance talented women at Juniper Networks. As part of our sponsorship program, each member of our executive team will be paired with a high potential female employee from within their organization. The sponsorship program will be a multi-year commitment and is designed to help accelerate the career velocity of female employees, including through identifying rotational opportunities, providing challenging projects and increasing visibility within Juniper Networks.

•
Training: We are committed to increasing internal employee training (for example in the areas of unconscious bias and mentoring skills) and developing new internal forums to extend our investments in key conferences for women. As an example, we partner with Watermark to provide training and workshops for our employees, and we regularly sponsor and our executives speak at the Grace Hopper conference, which is the world’s largest gathering of women technologists produced by the Anita Borg Institute.

Building the STEM Education Pipeline: We also focus our efforts on both internal and external programs with the goal of investing in and increasing the pipeline for qualified female technical talent.
•
Internships: We have a robust internship program that spans multiple functions throughout Juniper Networks. As part of this program, for 2018 we plan to focus on increasing our internships conversion rates for our female interns.

•
Scholarships for young women: Juniper Networks maintains two separate programs for scholarships, and we are in the process of enhancing the focus of our scholarship programs to direct an increased portion of our scholarships to help underserved women majoring in STEM and interns at Juniper Networks.

•
STEM Grants to Nonprofits: The Juniper Networks’ Foundation plays a critical role in fostering diversity and inclusion in the community. This Foundation provides grants to nonprofit organizations whose missions are to help build the STEM education pipeline.

•
Additional Initiatives: We also support a number of other initiatives whose aim is to help women and girls in STEM fields. For example, we have partnered with TechWomen, which empowers, connects and supports the next generation of women leaders in STEM globally and is an initiative of the U.S. Department of State.

 Proposals to be Voted On

EEO-1 Data Not Reflective of Juniper Networks’ Diversity
Form EEO-1 requires us to categorize our workforce by gender and race according to certain Equal Employment Opportunity Commission, or EEOC, mandated job categories that do not account for any company or industry-specific factors. The job categories included in the EEOC form are generic and we believe they do not fully capture the structure of a technology company. In certain circumstances, this has forced us to classify employees into job categories that may not completely reflect their actual job description or position. For this reason, the EEO-1 data may be misleading. Further, EEO-1 data is not a reliable measure of Juniper Networks’ commitment to equal opportunity employment and to cultivating an inclusive and diverse workplace. We do not believe that disclosing this data will enhance in any meaningful manner our commitment to an inclusive culture or our goal of workplace diversity. To the contrary, this information, which may be incomplete and susceptible to misinterpretation, could hinder our future recruitment efforts if it is misconstrued, including by candidates we are trying to recruit. Furthermore, the EEO-1 form is a U.S. government required form filed annually with the EEOC on a confidential basis, and as a result it does not offer any insight into our global initiatives and practices, and is therefore not a meaningful indicator of our commitment on a global basis to promote diversity and inclusion at Juniper Networks.
At Juniper Networks, we strive to create a diverse and inclusive workplace in the United States and across the globe. We remain focused on our commitment to authenticity and inclusion and to attracting, retaining and engaging with our global workforce, as we believe this will help us to build a stronger company. We are proud of the work that we have done thus far in this important area, but we also understand that there is still progress to be made. Diversity and inclusion remains a top priority for Juniper Networks and we understand that its continued progress will require ongoing work and a sustained commitment. We do not, however, believe that public disclosure of our EEO-1 filings will further this goal.
For the reasons described above, the Board believes that the public disclosure of Juniper Networks’ EEO-1 data would not be in the best interests of our stockholders.
Recommendation
Our Board recommends that you vote “AGAINST” the proposal requiring annual disclosure of EEO-1 data.
If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted “AGAINST” the proposal, as recommended by the Board. If you do not give voting instructions to your broker, your broker will not be able to vote your shares and your shares will not be voted on this matter.
Vote Required
Provided a quorum is present, approval of the stockholder proposal regarding annual disclosure of EEO-1 data requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.
Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   25

Executive Compensation
Compensation Discussion and Analysis
Our Compensation Discussion and Analysis provides an overview of  (1) our executive compensation framework and philosophy, (2) the compensation decisions the Compensation Committee and the Performance Award Subcommittee of the Committee (the “Subcommittee”) have made under those programs, and (3) an analysis of the 2017 compensation program for the Named Executive Officers (“NEOs”) of the Company, who are listed below. We refer to the Compensation Committee and Subcommittee collectively in this “Compensation Discussion and Analysis” section of the proxy statement as the “Committee.”
Named Executive Officers
Rami Rahim	Chief Executive Officer
Kenneth Miller	Executive Vice President, Chief Financial Officer
Vince Molinaro	Executive Vice President, Chief Customer Officer
Anand Athreya(1)	Executive Vice President, Chief Development Officer
Bikash Koley(2)	Executive Vice President, Chief Technology Officer
Jonathan Davidson(3)	Former Executive Vice President and General Manager, Juniper Development & Innovation
(1)
On August 9, 2017, Mr. Athreya was promoted to EVP, Chief Development Officer.

(2)
On September 5, 2017, Mr. Koley joined Juniper Networks in the role of EVP, Chief Technology Officer.

(3)
On March 7, 2017, Mr. Davidson resigned from the Company. No severance benefits were paid to Mr. Davidson as a result of his resignation.

Our Compensation Discussion and Analysis is organized into four sections.
•
Section 1 — Executive Summary

•
Section 2 — Setting Executive Compensation

•
Section 3 — Elements of Executive Compensation

•
Section 4 — Other Compensation Policies and Information

Section 1 — Executive Summary
Juniper Networks Overview and 2017 Performance
Juniper Networks designs, develops, and sells products and services for high-performance networks, to enable customers to build scalable, reliable, secure, and cost-effective networks for their businesses, while achieving agility, efficiency, and value through automation. In 2017, we continued to execute on our strategy to diversify our business and capture share in the cloud and cloud-enabled segments of our market.
In fiscal 2017, we saw modest revenue growth of 1%. Routing revenue declined 7% due to ongoing architectural transitions in our Cloud vertical. Switching had a record year, and switching revenue was up 12% driven by QFX, which grew 25%. Security revenue declined 8%; however we saw sequential revenue growth over the last three quarters and a return to year-over-year growth in the fourth quarter. Our Services business remained strong, with 8% revenue growth.

 Executive Compensation

The following tables highlight certain year-over-year key performance indicators, and our TSR over the past one, three and five years.
Certain Key Performance Indicators: 2017 vs. 2016
Result	Fiscal 2016	Fiscal 2017	YoY% Change
Revenue (in millions)	$4,990.1	$5,027.2	+0.74%
Cash Flow from Operations (in millions)	$1,107.2	$1,260.1	+13.8%
Stock Price at Fiscal Year End	$28.26	$28.50	+0.85%
Total Shareholder Return
	1-Year	3-Year	5-Year
Total Shareholder Return(1)	2.3%	33.6%	53.0%
(1)
TSR represents cumulative stock price appreciation with dividends reinvested. The 1-, 3-, and 5-year TSRs are measured based on the fiscal year periods ending December 31, 2017.

2017 Pay Outcomes
Our fiscal year financial results and stock price performance resulted in the following executive compensation program outcomes:
•
The Executive Annual Incentive Plan (“AIP”) resulted in no payouts for our Chief Executive Officer, or CEO, and our other NEOs. In addition, the performance conditions for the Bonus PSUs (as described in greater detail below) were not achieved, resulting in no vesting of the Bonus PSUs for our NEOs.

•
The 2017 tranche for our three-year performance share awards (“PSAs”) did not “bank” any shares for our NEOs.

•
Based on performance during the three-year period covering fiscal years 2015, 2016 and 2017, our 2015 PSAs were earned and settled at 56.2% of target.

•
Based on stock price performance in 2017, no price-vested RSUs vested in 2017.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   27

CEO Compensation for 2015-2017
Consistent with our “pay-for-performance” philosophy, a majority of our CEO’s target pay is at risk. As a result, we believe that the value that will ultimately be received aligns with the Company’s financial results and stock price performance. We believe that realizable compensation provides a valuable data point to evaluate the alignment between pay and performance for our CEO. As demonstrated in the chart below, we believe our CEO’s pay is closely aligned with the Company’s performance and stockholder value creation.
Target vs. Realizable Pay: 2015-2017
This approach compares the value of target pay granted to the CEO from fiscal years 2015-2017 in the context of realizable pay and performance over the same timeframe. The chart compares CEO pay to TSR and revenue performance at fiscal year-end, indexed to December 31, 2014.
“Target Pay” reflects (1) the sum of the following components reported in our “Summary Compensation Table” for the applicable year: Salary, Bonus, Stock Awards, and All Other Compensation, and (2) the target opportunity reflected in our “Grants of Plan-Based Awards For Fiscal 2017” table for the applicable year with respect to Non-Equity Incentive Plan Awards.
“Realizable Pay” is calculated in the same manner as “Target Pay,” except that Non-Equity Incentive Plan Compensation reflects the actual value disclosed for the applicable year in our “Summary Compensation Table,” and long-term equity incentive vehicles are valued based on the closing price per share of our common stock at each fiscal year end, and further adjusted as follows:
•
PSA awards are adjusted to reflect actual “banked” amounts in the case where performance tranches for PSAs have been completed, and target amounts in the case where performance tranches for PSAs are pending or will be determined in the future;

•
Price-vested RSUs are included only to the extent that any amounts have been earned based on achievement of performance goals as of December 31, 2017; and

•
Bonus PSUs (as described in greater detail below) are included only if the performance conditions were achieved.

 Executive Compensation

Stockholder Engagement and Significant Changes for 2018
Following our annual “Say-on-Pay” advisory vote, Juniper Networks continued its practice of meeting with significant stockholders to obtain feedback on our executive compensation program. As described above in the section entitled “Stockholder Engagement” of this proxy statement, our engagement efforts, as well as ongoing conversations between management and stockholders on a variety of matters, reflect our commitment to strong corporate governance and our goal of seeking input directly from our stockholders, which we believe allows us to better understand our stockholders’ perspectives.
As a result of the Committee’s evaluation of the results of the “Say-on-Pay” advisory vote, the feedback received from stockholders and the advice from the Committee’s independent compensation consultant, the Committee continued to further evolve the design of the Company’s executive compensation and equity programs for 2018 as follows:
•
Changes to Long-Term Incentive Program. Following the Committee’s review of our executive compensation programs, the Committee, in consultation with its independent compensation consultant, determined that the introduction of a relative TSR metric to our PSA program for 2018, while continuing to require the achievement of annual operating goals, would help to better align such awards with long-term stock performance and stockholder returns. Consequently, the Committee granted PSAs in 2018 which will be earned subject to the achievement of annual operating goals and a 3-year performance goal based on Juniper Networks’ relative TSR against other S&P 500 companies. The Committee also did not grant any price-vested RSUs in 2018. The Committee believes that these changes to the long-term incentive plan will allow the Company to continue to attract and retain key talent, while aligning compensation with business objectives and our pay-for-performance philosophy.

•
Continuing Focus on Reducing Equity Burn Rate. The Company intends to continue its focus on reducing its equity burn rate to be more in line with its peer companies. For 2017, the Company achieved an equity burn rate commitment reduction from 2.4% (which was the Company’s commitment in 2016) of basic weighted-average common shares outstanding (“CSO”) to 2.3% of CSO (counting each RSU as one share and counting each performance share as one share based on the target number of shares issuable under the award). We believe that reducing our equity utilization target will continue to help mitigate stockholder dilution while still allowing us to be competitive to attract and retain talent. This reduction in our target burn rate demonstrates the Company’s ongoing commitment to continue its long-term focus on prudently managing our equity issuance. For 2018, we intend to continue to target an equity burn rate of 2.3% of CSO even with the Company’s announcement of an accelerated share repurchase program, which is expected to significantly reduce our CSO. The following chart shows how we have been prudently managing our equity burn rate over the past five years.

Total Shares Granted (Burn Rate): 2013-2017(1)
(1)
Shares granted, as well as burn rate, count each RSU as one share and counts each performance share as one share based on the target number of shares issuable under the award.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   29

Strong Executive Compensation Practices
The Committee takes seriously its duty to maintain a comprehensive governance framework that is aligned with market leading practice and standards. Therefore, the Committee has adopted a strong corporate governance framework for executive compensation that includes the components described below.
What We Do
Pay-for-performance	A significant percentage of total target direct compensation is performance-based. Our annual and long-term plans provide a balance of incentives and include different measures of performance.
Annual “Say-on-Pay” Advisory Vote	We conduct an annual “Say-on-Pay” advisory vote.
Stock ownership guidelines	We have established stock ownership guidelines for members of our Board and NEOs to align the interests of our leadership with those of our stockholders.
“Claw-back” policy	We adopted a “claw-back” policy under which all of our executive officers are required, in certain instances, to repay overpayments of incentive compensation awards.
“Double-trigger” change-in-control arrangements	An executive’s unvested equity awards will vest upon a change in control only if the executive also experiences a qualifying termination of employment.
Retain an independent compensation consultant	The Committee engaged an independent compensation consultant, Semler Brossy, to provide analysis, advice and guidance on executive compensation matters.
Annual Assessment of Executive Compensation	The Committee reviews an annual executive compensation assessment prepared by Semler Brossy.
Avoid excessive risk taking	The Committee reviews an annual executive compensation program risk assessment conducted by its independent compensation consultant.
What We Don’t Do
No stock option repricing	The Company’s 2015 Equity Incentive Plan does not permit us to reprice or repurchase “underwater” stock options without stockholder approval or to grant stock options with an exercise price below fair market value.
No tax gross-ups	The Company has no executive officer contracts providing for an excise tax gross-up following a change in control.
No hedging or pledging of Company stock and no use of margin accounts	The Company has adopted a policy that prohibits members of our Board and all employees, including Section 16 Officers, from pledging their Company stock or engaging in short sales of Company stock and other similar transactions that could be used to hedge the risk of Company stock ownership.
No “evergreen” or fixed-term employment agreements	We do not provide “evergreen” positions in any employment agreements with executive officers. Employment of our executive officers is “at will” and may be terminated by either the Company or the employee at any time.
No dividend equivalents on unvested equity awards	We do not pay dividends or dividend equivalents on unearned shares or units. We amended our 2015 Equity Incentive Plan to reflect this practice.
No excessive perks	We offer only certain limited benefits as required to remain competitive and to attract and retain highly talented executives.
No excessive change-in-control benefits	We do not provide change-in-control cash payments exceeding 3x base salary and bonus.
No Executive Pension or SERPs	We do not provide for any executive pension plans or SERPs.

Section 2 — Setting Executive Compensation
Roles
The Company’s executive compensation program is established and overseen by the Compensation Committee and Subcommittee, with support provided by their independent compensation consultant, Semler Brossy, and the Chief Executive Officer and management. Each of their roles is described below.
Role of the Compensation Committee and Subcommittee
The Compensation Committee is comprised entirely of independent directors and has the responsibility of establishing compensation for our officers who are designated as reporting officers under Section 16 of the Exchange Act. The Subcommittee is comprised entirely of members of the Compensation Committee who are “outside directors” and has the responsibility of approving the incentive compensation programs that apply to our “covered employees” as such terms are defined in in Section 162(m) of the Code (“Section 162(m)”). The Compensation Committee and Subcommittee have overall responsibility for establishing and evaluating executive officer compensation plans, policies, and programs, including the evaluation of the Chief Executive Officer. The Compensation Committee also has responsibility for reviewing the overall equity award practices of the Company. The Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Juniper Networks for, outside legal counsel,

 Executive Compensation

compensation consultants, or other advisors, as the Committee deems necessary to carry out its duties. In addition, the Committee is free to replace its independent compensation consultants or retain additional advisors at any time.
The Committee independently decides the salary, incentive target and equity awards for the Chief Executive Officer with input from its independent compensation consultant. Based on the information presented from the independent compensation consultant, the Committee discusses the Chief Executive Officer’s contribution and performance, Company performance, the competitive market, and the other factors discussed below, and independently makes compensation decisions in an executive session, without members of management present.
Role of the Independent Compensation Consultant
During 2017, the Committee engaged Semler Brossy Consulting Group, LLC (“Semler Brossy”) to advise the Committee on executive compensation. The Compensation Committee determined that Semler Brossy is an independent compensation advisor under the rules of the New York Stock Exchange and there are no conflicts of interest. During the 2017 fiscal year, Semler Brossy did not provide the Company any services unrelated to executive compensation, and therefore received no fees for additional services.
Semler Brossy attends most Committee meetings either in person or by phone and provides its advice and guidance, as well as relevant market data on executive pay levels, practices and design, to the Committee. For additional details on the engagement and services provided by Semler Brossy, please refer to the “Compensation Consultant Fee Disclosure” section of this proxy statement.
Role of the Chief Executive Officer and Management
The Chief Executive Officer makes recommendations to the Committee regarding the salary, incentive target and equity awards for the executive officers other than himself. These recommendations are based on analysis and guidance provided by the compensation consultant on behalf of the Committee and the Chief Executive Officer’s assessment of individual specific factors, such as the individual’s role and contribution to Company performance and the other factors discussed below. The Chief Executive Officer is also assisted by the Senior Vice President, Chief Human Resources Officer in making these recommendations.
Executive Compensation Philosophy and Objectives
The Compensation Committee has established guiding principles with respect to our executive compensation program, and has maintained them for 2017, as detailed below. The Committee believes that these guiding principles drive desirable behaviors, accountability, and alignment with stockholder interests.
Principle	Strategy
1. Enhance Accountability	Executive compensation linked to a clear set of business objectives
2. Manage to Balanced Results	Compensation strategy that drives balanced results between the following:
   – Short- and long-term objectives
   – Individual and team performance
   – Financial and non-financial objectives
– Customer satisfaction and growth
3. Reward High Performance	Upside potential in the incentive plans for superior performance with downside risk for underperformance
4. Attract & Retain Talent	Market-competitive programs with flexibility to be aggressive for mission-critical talent retention and acquisition
5. Align with Stockholder Interests	Programs that are transparent, easily understood and aligned with long-term stockholder interests
6. Encourage Health and Financial Well-Being	Market-competitive benefit programs that encourage wellness and financial savings
For 2017 executive officer compensation decisions, the Committee decreased the reference for NEO pay positioning to the market median. The Committee will continue to determine compensation on a case-by-case basis, taking into account, among other things, peer market data, individual performance, tenure, criticality of role, and ability to impact business results. The Committee believes this change better aligns executive officer compensation levels with stockholder interests while continuing to reward executives for achieving financial and strategic results that drive stockholder value over the long-term, including rewarding above-target performance with above-target pay.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   31

Competitive Compensation Data
The Committee reviews competitive compensation data to establish market reference points, including data regarding our executive compensation peer group and published compensation surveys, as described below.
2017 Peer Group
In August 2016, the Committee, with input from Semler Brossy, established a peer group of publicly traded networking equipment and other high technology companies set forth in the table below (the “Peer Group”) for use in 2017. In deciding whether a company should be included in the Peer Group, the Committee generally considers the following screening criteria:
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Revenue;

•
Market value;

•
Historical revenue growth;

•
Business model;

•
Scope of operations;

•
Industry relevance; and

•
Whether we compete with the company for executive talent.

The Peer Group is regularly reviewed and updated by the Committee with the assistance of its compensation consultant to take into account changes in both the Company’s business and the businesses of the companies in the Peer Group. The data on the compensation practices of the Peer Group is gathered through publicly available information.
For competitive benchmarking purposes, the positions and compensation levels of our NEOs were compared to similar positions in the Peer Group. For compensation decisions made in early 2017, the Peer Group consisted of the 16 companies set forth below.
Company Name
Adobe Systems Inc.	Intuit Inc.
ARRIS Intl. Plc.	Motorola Solutions Inc.
Autodesk, Inc.	NetApp Inc.
Brocade Communication Systems, Inc.	NVIDIA Corp.
CA, Inc.	SanDisk Corp.
Ciena Corp.	Symantec Corp.
Citrix Systems, Inc.	VMware, Inc.
Corning, Inc.	Xilinx, Inc.
Peer Group Changes for 2018
In September 2017, the Committee reviewed the then current Peer Group and, with input from Semler Brossy, decided to remove SanDisk Corp., as it was acquired and no longer publicly-listed. No other companies were added to the peer group for the 2018 pay assessment.
Published Surveys
Semler Brossy, at the request of the Committee, additionally reviews broader technology company data to provide market context for its compensation recommendations. For the 2017 annual compensation review, compensation data was drawn from the Radford 2016 Global Technology Survey for a broader list of technology companies of comparable size, each with approximately $5.0 billion in annual revenue.

 Executive Compensation

Section 3 — Elements of Executive Compensation
The following table lists the elements of target direct compensation for our 2017 executive compensation program.
	Fixed	Variable Short-Term		Variable Long-Term			Other
	Base Salary	AIP Cash	Bonus PSU	PSA	Price-Vested RSU	RSU	Benefits
Primary Purpose	Attract and retain		Retain	Attract and retain			Encourage wellness and financial savings
		Provide focus on annual financial and non-financial goals, motivate performance		Reward achievement of financial and strategic results that drive long-term stockholder value
Create ownership and align employee efforts with stockholder interests
Performance Measures		• Revenue • Non-GAAP op. income • Non-GAAP op. margin • Strategic objectives	• Revenue • Non-GAAP op. income	• Revenue • Non-GAAP op. income • Non-GAAP op. margin	• Stock price
Total Performance/ Vest Period	Ongoing	1 Year	1 Year performance 2 Year vest (ratable)	1 Year performance 3 Year vest (cliff)	3-4 Years	3 Year (ratable)	Ongoing
The program uses a mix of fixed and variable compensation elements and is designed to drive corporate performance using measures that correlate to stockholder value and align with our financial and strategic Company goals.
Decisions regarding compensation opportunities for executive officers are made on a case-by-case basis. In connection with establishing individual compensation opportunities, the Committee:
•
reviews the Peer Group and survey compensation data,

•
considers a variety of other factors, including internal equity, individual performance, tenure, leadership skills, ability to impact business performance, aggregate amount of equity awards and other compensation values, and potential payments upon termination or change of control,

•
considers the results from the “Say-on-Pay” advisory vote, and

•
considers feedback received when the Company conducts ongoing stockholder outreach.

In addition, while recruiting key executive talent, the compensation decisions may be determined based on negotiations with such individuals and can reflect such factors as the amount of compensation that the individual would forego by joining the Company or relocation costs.
Pay-for-Performance
Our NEOs’ pay mix emphasizes “at risk” pay opportunities and is largely performance-based. In 2017, with respect to our CEO’s annual target compensation package, “variable” compensation in the form of an annual cash bonus incentive and equity awards (i.e., RSUs and performance shares) comprised 90% of his target total direct compensation, and “performance-based” compensation in the form of an annual cash bonus incentive and performance-based equity awards comprised 64% of his target total direct compensation. In addition, for NEOs (other than the CEO) who served as executive officers for the entire year, variable compensation comprised 81%, on average, of their target total direct compensation and performance-based compensation comprised 57%.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   33

2017 Target Pay Mix: CEO and Other NEOs Who Served the Entire Year
(1)
Target Total Direct Compensation reflects salary and stock awards as disclosed in the “Summary Compensation Table,” and target opportunity for non-equity incentive plan awards as disclosed in the “Grants of Plan-Based Awards For Fiscal 2017” table.

(2)
Target Total Direct Compensation reflects an average of the following components for our NEOs (other than the CEO) who served as executive officers for the entire year: (i) salary and stock awards as disclosed in the “Summary Compensation Table,” and (ii) target opportunity for non-equity incentive plan awards as disclosed in the “Grants of Plan-Based Awards For Fiscal 2017” table.

Base Salary
In 2017, the Committee independently decided not to provide a base salary increase to Mr. Rahim as it determined that his salary for 2017 was competitive when compared to market peers. In determining the base salary for our other NEOs, the Committee took into consideration Mr. Rahim’s recommendations which were based upon analysis and guidance from Semler Brossy, including competitive data from our Peer Group and Mr. Rahim’s assessment of individual-specific factors. The Committee determined in connection with Mr. Athreya’s promotion in August 2017 to provide a base salary increase commensurate with his expanded responsibilities as EVP, Chief Development Officer. Further, the Committee provided Mr. Miller with a base salary increase, which was intended to better align his salary with other executive officers of Juniper Networks with similar levels of responsibility and be more competitive with market peers. The Committee determined Mr. Koley’s starting base salary after considering market competitive pay levels for the position and the pay levels of similarly situated executive officers of Juniper Networks.
Executive	2017 Base Salary Before Increase	2017 Base Salary After Increase	% Salary Increase
Rami Rahim Chief Executive Officer	$1,000,000	$1,000,000	—%
Kenneth Miller EVP, Chief Financial Officer	$525,000	$575,000	9.5%
Vincent Molinaro EVP, Chief Customer Officer	$595,000	$595,000	—%
Anand Athreya(1) EVP, Chief Development Officer	$410,000	$460,000	12.2%
Bikash Koley(2) EVP, Chief Technology Officer	$500,000	n/a	n/a
Jonathan Davidson(3) Former EVP and GM, Juniper Development & Innovation	$620,000	n/a	n/a
(1)
On August 9, 2017, Mr. Athreya was promoted to his position as EVP, Chief Development Officer.

(2)
Mr. Koley joined the Company in September 2017.

(3)
Mr. Davidson resigned from the Company in March 2017.

 Executive Compensation

Executive Annual Incentive Plan and Cash Bonus
Consistent with our objective of linking a significant portion of our NEOs’ compensation to performance, the Committee established a target annual performance-based incentive opportunity for each NEO, expressed as a percentage of base salary. In setting the amount of the target incentive, the Committee, with input from Semler Brossy, takes into account competitive market data, the individual’s role and contribution to performance, and internal equity. The actual payout may be higher or lower than this target incentive amount, based on Company and/or individual performance factors.
For 2017, the target incentive opportunities (expressed as a percentage of base salary) for all NEOs remained consistent with 2016 levels. With respect to the 2017 AIP, a portion of each NEO’s (excluding Mr. Koley, as he did not join the Company until September 2017) target opportunity under the AIP was awarded in performance shares (“Bonus PSUs”) at the beginning of the AIP performance period, as discussed in further detail below. The target incentive opportunities for our NEOs for 2017 are presented below.
Executive	Annual Salary as of 12/31/2017	Adjusted Base Salary(1)	Target AIP (as % of Base Salary)(2)	Target AIP $ Value(3)
Rami Rahim Chief Executive Officer	$1,000,000	$1,000,000	175%	$1,750,000
Kenneth Miller EVP, Chief Financial Officer	$575,000	$550,000	100%	$550,000
Vincent Molinaro EVP, Chief Customer Officer	$595,000	$595,000	100%	$595,000
Anand Athreya(4) EVP, Chief Development Officer	$460,000	$436,376	100%	$436,376
Bikash Koley(5) EVP, Chief Technical Officer	$500,000	$162,879	100%	$162,879
Jonathan Davidson(6) Former EVP and GM, Juniper Development & Innovation	$620,000	$119,773	100%	Not Applicable
(1)
Adjusted base salaries reflect actual salaries earned in 2017, which is the basis for the AIP target values.

(2)
A portion of the target incentive opportunity value was awarded in Bonus PSUs (as discussed below). The percentages disclosed in this column reflect the target incentive opportunity value as a percentage of base salary prior to adjusting for Bonus PSUs.

(3)
These values reflect the target AIP value prior to adjusting for Bonus PSUs. Actual cash payout is based on the Target AIP (as% of Base Salary), less Target Bonus PSUs value prior to the 1.5x multiplier, as further described below.

(4)
On August 9, 2017, Mr. Athreya was promoted to his role as EVP, Chief Development Officer. His adjusted base salary is prorated for the portion of fiscal year 2017 he served in his new role.

(5)
Mr. Koley joined Juniper Networks on September 5, 2017.

(6)
Mr. Davidson was not eligible to receive an AIP award for 2017 due to his resignation from the Company in March 2017.

Performance Goals under the Executive Annual Incentive Plan
Under the 2017 AIP, our NEOs could earn annual cash incentive payments based on an achievement of pre-established financial and strategic performance components for the year.
For purposes of the 2017 AIP:
•
A threshold amount of non-GAAP operating income must be achieved to earn any amounts under the AIP (the “Non-GAAP Operating Income Gate”). If the Non-GAAP Operating Income Gate is achieved, the AIP will then pay out based on the performance against the financial and strategic components, weighted 70% and 30%, respectively. In 2017, the Non-GAAP Operating Income Gate was not achieved; accordingly, our NEOs did not receive any payout under the AIP.

•
With respect to the financial component, the Committee determined that a focus on revenue and non-GAAP operating margin was appropriate as it focuses executive compensation on top-line growth in a sustained and reasonable manner.

•
The strategic component was focused on a number of key corporate objectives that the Committee believes would contribute to longer-term operational and financial results. The Committee evaluates the achievement of each strategic metric on a quantitative scale.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   35

The 2017 AIP design is illustrated below.
*
Non-GAAP Operating Margin and non-GAAP Operating Income are based on GAAP operating income and adjusted to take into account certain items, including, but not limited to, share-based compensation expense and related payroll taxes, amortization of purchased intangible assets, acquisition/divestiture and other charges, payment of  (or gains from) legal settlements or legal claims, restructuring charges (benefits), certain one-time gains and losses, and income taxes related to these items.

Assuming achievement of the Non-GAAP Operating Income Gate, the actual amounts payable to individual NEOs under the 2017 AIP depended on the actual level of achievement measured against the pre-established objectives for the financial and strategic components. Maximum bonus pool funding is 200%, and our NEOs could earn anywhere between 0%-200% of their respective target AIP opportunities based on our actual performance, less the portion of the 2017 AIP used to calculate Bonus PSUs, as described below. For 2017, the Committee established target performance goals for revenue and non-GAAP operating margin per the table below. The financial and strategic goals were the same for the participants in the 2017 AIP.
2017 Financial Performance Targets and Achievements
(1)
No payout if the Company’s non-GAAP operating income does not equal or exceed the Non-GAAP Operating Income Gate.

(2)
Non-GAAP Operating Income excludes certain items, primarily share-based compensation expense and related payroll taxes, amortization of purchased intangible assets, acquisition-related and other charges, supplier component remediation charges, restructuring charges, and income taxes related to these items.

(3)
No payout for the financial component if revenue is less than the “Threshold” revenue amount. The actual payout percentage scales linearly between threshold and target and between target and maximum.

(4)
Reflects GAAP revenue for fiscal year 2017.

(5)
Revenue attainment greater than target reduces the decelerator on a sliding scale from 0.9x down to 0.75x at maximum revenue attainment. The decelerator is 0.9x for revenue at target attainment or less. The decelerator increases for revenue in excess of target attainment to further focus executive compensation on revenue growth in a sustained and reasonable manner.

For 2017, the Non-GAAP Operating Income Gate required attainment of at least $1,167 million in non-GAAP operating income. Our 2017 Non-GAAP operating income did not exceed the Non-GAAP Operating Income Gate; therefore our NEOs were not eligible for, and did not receive, cash awards under the AIP.
Bonus PSUs Granted Pursuant to the Executive Annual Incentive Plan
In order to enhance retention of our NEOs and further align the interest of our NEOs with the long-term success of the Company, the Committee awarded approximately 50% of each NEO’s (other than Mr. Koley) target opportunity under the 2017 AIP in Bonus PSUs at the beginning of the AIP performance period. The Bonus PSUs vest over a two year period (subject to achievement of performance conditions), which is approximately one year longer than the period

 Executive Compensation

required to earn the cash portion of the AIP. In connection with the longer vesting period for the Bonus PSUs, the Committee awarded Bonus PSUs in the amount equal to 1.5 times the approximately 50% target annual incentive opportunity for each applicable NEO. The Bonus PSUs vest only if both (i) the Non-GAAP Operating Income Gate under the 2017 AIP and (ii) the threshold revenue figure under the 2017 AIP are achieved. Subject to achievement of the performance criteria, the Bonus PSUs vest in two equal tranches in February 2018 and 2019. The Bonus PSUs are not eligible for any additional performance multipliers.
With respect to the 2017 performance period, our NEOs received the following Bonus PSUs, which did not vest because the Non-GAAP Operating Income Gate and threshold revenue figure under the 2017 AIP were not achieved:
Executive	Portion of 2017 AIP Used to Calculate Bonus PSUs(1)	Value Multiplier for Two-Year Vest(2)	Number of Bonus PSUs Granted	Bonus PSUs Vested
Rami Rahim Chief Executive Officer	$875,000	1.5x	52,500	0
Kenneth Miller EVP, Chief Financial Officer	$287,500	1.5x	17,250	0
Vincent Molinaro EVP, Chief Customer Officer	$297,500	1.5x	17,850	0
Anand Athreya(3) EVP, Chief Development Officer	$201,650	1.5x	12,099	0
Bikash Koley(4) EVP, Chief Technology Officer	n/a	n/a	n/a	n/a
Jonathan Davidson(5) Former EVP and GM, Juniper Development & Innovation	$310,000	1.5x	18,600	0
(1)
Reflects the target annual incentive opportunity value for the Bonus PSU prior to the 1.5x multiplier.

(2)
In connection with the longer vesting period for the Bonus PSUs, the Committee awarded Bonus PSUs in the amount equal to 1.5 times approximately 50% of AIP target opportunity for each applicable NEO.

(3)
Mr Athreya received his Bonus PSU commiserate with his role prior to his promotion to EVP, Chief Development Officer.

(4)
Mr. Koley joined Juniper Networks in September 2017 and therefore did not receive Bonus PSUs for 2017.

(5)
Mr. Davidson’s Bonus PSUs were cancelled in connection with his resignation from the Company in March 2017.

Sign-on and Retention Cash Bonuses
In conjunction with Mr. Koley’s hire, the Committee approved a hire-on cash bonus of  $500,000, payable upon commencement of Mr. Koley’s employment with Juniper Networks in September 2017. In the event that Mr. Koley voluntarily terminates his employment with the Company within twenty-four months from his employment commencement date, he is responsible for repaying to the Company a pro-rata portion of his hire-on cash bonus. This hire-on cash bonus was primarily intended to induce Mr. Koley to join Juniper Networks and to compensate him for incentive compensation that he was forfeiting upon his resignation from his former employer. Such an award is consistent with Juniper Networks’ philosophy of providing competitive compensation to attract high performing executives.
In connection with Mr. Athreya’s promotion to Executive Vice President, Chief Development Officer, the Committee approved a special cash bonus award of  $530,000 that will be payable on November 30, 2018, provided that he remains employed through such date. This cash bonus is intended to help retain Mr. Athreya and also recognizes his valuable contributions, critical role in the overall performance of the Company and expanded responsibilities.
Long-Term Equity Incentive Compensation
The Company and the Committee remain focused on aligning the Company’s long-term equity compensation program with stockholder interests. For 2017, the Committee reviewed target equity pay mix and determined to maintain the combination of performance-contingent awards and service-vested awards granted in 2016 and 2015. In determining the ranges for long-term equity incentives, the Committee sought to allocate the number of long-term equity awards (which does not include the Bonus PSUs described above) granted to our NEOs as follows:
•
Approximately 33% based on achievement of target awarded in the form of PSAs;

•
Approximately 33% based on achievement of target awarded in the form of price-vested RSUs; and

•
Approximately 34% awarded in the form of service-vested RSUs.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   37

The Committee believed that this equity mix aligned the executive officers’ compensation opportunities directly with stockholder interests (i.e., stock price appreciation), and also provided incentivizes for our executive officers to continue to drive performance in key financial metrics that support our innovation agenda and, which will in the long-term positively impact stockholder value (i.e., revenue and operating income).
Performance Share Awards
Our ability to successfully offer our products and services in a rapidly evolving market requires us to effectively scale and adjust our business to fluctuating market opportunities and conditions on an annual basis while also remaining focused on long-term success. In this regard, the Committee believes that, by using three concurrent 1-year tranches that cliff-vest over a 3-year period, the Committee can best align the financial objectives for our NEOs with long-term stockholder value creation and the business plans and goals approved by our Board.
In 2017 and prior fiscal years, including 2016 and 2015, the Committee granted PSAs with a three-year performance period with three concurrent 1-year tranches that cliff-vest after the completion of the three-year performance period. One-third of the total target PSAs (i.e., one-third of the total PSAs awarded to a participant) are subject to annual performance targets established by the Committee, and the amount of PSAs earned or “banked” for a particular year is based on the achievement of annual performance targets established for that year. With respect to each year’s performance, participants can “bank” between 0% and 200% of the target number of PSAs for that year based on the level of achievement against the performance targets for that year. Vesting for the “banked” shares under a PSA occurs only after the Committee certifies the level of achievement for the third tranche, and any “banked” but unvested shares under a PSA are forfeited if the participant leaves the Company before the vest date.
Given the significant strategic importance to focus on top-line growth in a sustained and reasonable manner in the current market, the Committee determined that a significant focus on revenue and non-GAAP operating margin was appropriate. Accordingly, the Committee, in consultation with Semler Brossy, approved the use of financial performance goals for the 2017 performance period under the PSAs similar to those used in the AIP. The performance targets for 2017 are illustrated below.
(1)
Non-GAAP Operating Income and Non-GAAP Operating Margin exclude certain items, primarily share-based compensation expense and related payroll taxes, amortization of purchased intangible assets, acquisition-related and other charges, supplier component remediation charges, restructuring charges, and income taxes related to these items.

(2)
Revenue is based on the Company’s GAAP revenue, and adjusted to exclude revenue from acquisitions or normalize for the loss of revenue from divestitures, in each case that may occur during the year.

For 2017, the Committee set target performance goals under the PSA at levels which it believed at the time to be difficult but achievable, and set maximum performance goals at a level which it believed to be very difficult to achieve.
The following tables provide the target levels for non-GAAP operating income, non-GAAP revenue, and non-GAAP operating margin goals, our actual achievement, and the number of shares “banked” for the 2017 performance measurement year. For 2017, the Non-GAAP Operating Income Gate required attainment of at least $1,167 million in non-GAAP operating income. As a result of the Non-GAAP Operating Income Gate not being achieved, no PSAs were “banked” with respect to the 2017 performance period.
Details on individual grants can be found in the “Grants of Plan-Based Awards For Fiscal 2017” table in this proxy statement.

 Executive Compensation

2017 Non-GAAP Operating Income, Revenue, and Non-GAAP Operating Margin Achievement
(1)
No shares are earned (i.e., “banked”) if non-GAAP operating income does not exceed the gate.

(2)
Non-GAAP Operating Income and Non-GAAP Operating Margin exclude certain items, primarily share-based compensation expense and related payroll taxes, amortization of purchased intangible assets, acquisition-related and other charges, supplier component remediation charges, restructuring charges, and income taxes related to these items.

(3)
No shares are earned (i.e., “banked”) if revenue is below the Threshold. The payout percentage scales linearly between threshold and target and between target and maximum.

(4)
The revenue attainment for the Company for the PSAs was $5,027 million.

(5)
Revenue attainment greater than target reduces the decelerator on a sliding scale from 0.9x down to 0.75x at maximum revenue attainment. The decelerator is 0.9x for revenue at target attainment or less. The decelerator increases for revenue in excess of target attainment to further focus executive compensation on revenue growth in a sustained and reasonable manner.

Shares Earned for 2017 PSA Goal Achievement
Executive(1)	Award Year of PSAs	Total PSA Target(2)	2017 PSA Target(2)	2017 Performance Achievement (% of Target)	2017 Total PSAs “Banked”	2015 PSAs to Vest in 2018(3)
Rami Rahim Chief Executive Officer	2017	91,772	30,590	0%	—	—
	2016	80,828	26,942	0%	—	—
	2015	104,873	34,958	0%	—	—
	Total	—	92,490	0%	—	58,937
Ken Miller EVP, Chief Financial Officer	2017	26,400	8,800	0%	—	—
	2016	21,183	7,061	0%	—	—
	2015	—	—	0%	—	—
	Total	—	15,861	0%	—	N/A
Vincent Molinaro EVP, Chief Customer Officer	2017	22,800	7,600	0%	—	—
	2016	23,397	7,799	0%	—	—
	2015	32,010	10,670	0%	—	—
	Total	—	26,069	0%	—	17,989
(1)
Mr. Miller was not awarded PSAs in 2015. Mr. Athreya and Mr. Koley did not receive any PSA awards prior to fiscal 2018. As a result of Mr. Davidson’s resignation from the Company in March 2017, no PSAs based on 2017 performance were eligible for vesting.

(2)
The number of shares that can be earned (i.e., “banked”) under the PSAs range from 0-200% of target.

(3)
Shares to vest in 2018 are from PSAs awarded in 2015 and include shares “banked” for the following performance years: 2017, 2016, and 2015. Shares will vest only to the extent the recipient of the PSA remains employed with the Company through the applicable vesting date.

Price-Vested RSUs
To further increase the alignment between our NEOs’ compensation and Company stock price performance, the Committee sought to allocate to the NEOs approximately 33% of target long-term equity value in the form of price-vested RSUs. These price-vested RSUs are designed to provide NEOs an opportunity to build significant ownership when the Company sustains long-term stock price appreciation.
The 2017 price-vested RSUs are subject to vesting on the condition of sustained increase in the Company’s stock price over a period from 2018 through 2021 as follows:
•
33% of the price-vested RSUs will vest if the average closing market price (average stock price, “ASP”) over 60 trading days equals or exceeds $31.50 between January 1, 2018 and December 31, 2019;

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   39

•
67% of the price-vested RSUs (minus any portion of which have previously vested) will vest if ASP equals or exceeds $34.00 between January 1, 2019 and December 31, 2020; and

•
100% of the price-vested RSUs (minus any portion of which have previously vested) will vest if ASP equals or exceeds $37.00 between January 1, 2020 and December 31, 2021.

In determining the stock price targets, the Committee considered a range of internal financial metrics and external market factors, including the long-term performance of the U.S. stock market as represented by the S&P500 Index. The Committee believes these stock price targets represent significant stock price appreciation in comparison to the $28.09 per share closing market price on February 16, 2017, the date the Committee first approved price vested RSUs in 2017.
The following chart depicts the vesting conditions for the price-vested RSUs for the NEOs.
2017 Price-Vested RSUs Design
In 2017, no price vested RSUs, including those granted in prior years, satisfied the applicable ASP vesting conditions for such equity awards. Accordingly, in 2017, there was no vesting of any price vested RSUs granted to our NEOs in 2017. The table below provides a summary of outstanding price-vested RSU awards for our NEOs.
Batch Grant Date, Participants	Tranche	Performance Period Start	Performance Period End	ASP(1)	Premium to Grant Date Price(2)	Status as of 12/31/2017
March 21, 2014 Mr. Rahim and Mr. Molinaro	Tranche 1	1/1/2015	12/31/2016	$29.00	11.7%	Vested in 2016
	Tranche 2	1/1/2016	12/31/2017	$32.50	25.2%	Did not vest
	Tranche 3	1/1/2017	12/31/2018	$40.00	54.1%	Unvested
November 21, 2014 Mr. Rahim(3)	Tranche 1	11/1/2015	10/31/2017	$29.00	32.7%	Vested in 2016
	Tranche 2	11/1/2016	10/31/2018	$32.50	48.7%	Unvested
	Tranche 3	11/1/2017	10/31/2019	$40.00	83.1%	Unvested
March 20, 2015 Mr. Rahim and Mr. Molinaro	Tranche 1	1/1/2016	12/31/2017	$26.00	9.8%	Vested in 2016
	Tranche 2	1/1/2017	12/31/2018	$31.00	30.9%	Unvested
	Tranche 3	1/1/2018	12/31/2019	$36.00	52.0%	N/A
February 19, 2016(4) Mr. Rahim, Mr. Miller and Mr. Molinaro	Tranche 1	1/1/2017	12/31/2018	$31.00	26.2%	Unvested
	Tranche 2	1/1/2018	12/31/2019	$35.00	42.5%	N/A
	Tranche 3	1/1/2019	12/31/2020	$39.00	58.7%	N/A
February 17, 2017 Mr. Rahim, Mr. Miller and Mr. Molinaro	Tranche 1	1/1/2018	12/31/2019	$31.50	11.0%	N/A
	Tranche 2	1/1/2019	12/31/2020	$34.00	19.8%	N/A
	Tranche 3	1/1/2020	12/31/2021	$37.00	30.3%	N/A
(1)
Average closing market price of our common stock over a period of 60 consecutive trading days.

(2)
Premium to Grant Date Price represents the difference between the ASP and grant date price.

(3)
Mr. Rahim was awarded price-vested RSUs in November 2014 in connection with his promotion to Chief Executive Officer.

(4)
Mr. Miller’s 2016 price-vested RSU grant was awarded on February 22, 2016 in connection with his promotion to EVP, Chief Financial Officer.

 Executive Compensation

Restricted Stock Units
The Compensation Committee grants RSU awards for retention purposes as they provide payout opportunity to the NEOs only if they remain employed through the applicable vesting dates. The payout opportunity is directly linked with stockholder value and executive efforts over a multi-year timeframe. In 2017, the Committee granted RSU awards on an annual basis, representing approximately 34% of the long-term equity awarded, except for Messrs. Athreya and Koley. Generally, annual RSUs grants vest with respect to 34% on the first anniversary of the grant date and with respect to an additional 33% on each of the second and third anniversaries of the grant date, assuming continued service to the Company through each vesting date.
In 2017, prior to his promotion, Mr. Athreya received an annual RSU grant, which will vest over a period of three years, assuming continued service to the Company through each vesting date. In addition, Mr Athreya was granted an additional equity award in the form of RSUs in connection with being promoted to Executive Vice President, Chief Development Officer, which will vest in full on November 20, 2018, assuming continued service to the Company through the vest date. The RSUs granted in connection with Mr. Athreya’s promotion is intended to reward Mr. Athreya for his expanded responsibilities and to help retain Mr. Athreya.
In connection with Mr. Koley’s joining the Company, the Committee granted RSUs to Mr. Koley that will vest over a period of three years, subject to Mr. Koley’s continued service with the Company. The RSU award was intended to induce Mr. Koley to join Juniper Networks and to compensate him for incentive compensation that he was forfeiting upon his resignation from his former employer. This RSU award is consistent with Juniper Networks’ philosophy of providing long-term competitive compensation to attract high performing executives.

Section 4 — Other Compensation Policies and Information
Benefits and Perquisites
The NEOs are provided the same health and welfare benefits that are available to employees broadly. The Compensation Committee believes that the benefits programs are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain talent.
In addition to receiving Company wide-benefits, NEOs are eligible to participate in the Deferred Compensation Plan and Executive Wellness Program described below.
Deferred Compensation Plan
In June 2008, the Company adopted and implemented a deferred compensation plan for U.S. employees. All NEOs are eligible to participate in the deferred compensation plan. The Company implemented this plan in order to offer benefits that are competitive with companies with which we compete for talent. We believe that this is a standard benefit plan also offered by a number of companies within our Peer Group. This plan allows participants to elect to defer a certain amount of compensation and related taxation on such amounts into one or more investment choices.
The participants are not taxed on the compensation deferred into these investments until distribution of invested funds to the participant at a future date, which may be upon termination of employment with the Company or a designated “in-service” date elected by the participant. The deferred compensation plan is intended to comply with Section 409A of the Code. In 2017, other than Mr. Davidson, none of the NEOs participated in this plan.
Executive Wellness Program
Under the Executive Wellness Program, eligible executives receive additional benefits focused on health care screening and wellness. The total value of this benefit is limited to $10,000 per year for each eligible executive.
The Compensation Committee believes that promoting the health and wellness of its executives results in a number of benefits to the Company, including increased productivity, lower absentee rate and increased organizational stability, among others.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   41

Severance Benefits
In addition to compensation designed to reward employees for service and performance, the Compensation Committee, in consultation with Semler Brossy, approved severance and change of control benefits for certain employees, including the NEOs, as described further below. Our severance and change of control arrangements are designed to be consistent with the pay practices of our Peer Group. The Compensation Committee, with input from its independent compensation advisor, annually reviews the terms and conditions of our severance and change of control arrangements for our executive officers and will make adjustments when and to the extent it deems appropriate.
Basic Severance
In order to recruit executives to the Company and encourage retention of employees, the Compensation Committee believes it is appropriate and necessary to provide assurance of certain severance payments if the Company terminates the individual’s employment without “cause” or if the individual terminates their employment for “good reason”, each as described in their respective agreements. The Compensation Committee approved severance benefits for several members of senior management, including the NEOs. Under severance agreements with Messrs. Rahim, Miller, Molinaro, Koley, and Athreya, in the event the employee is terminated involuntarily by Juniper Networks without cause or the employee resigns for good reason, and, in either case, provided the employee executes a full release of claims, the employee will be entitled to receive the following severance benefits:
•
an amount equal to 12 months of base salary with respect to Messrs. Miller, Molinaro, Koley and Athreya, or 16.5 months of base salary with respect to Mr. Rahim, in each case as in effect immediately prior to the termination;

•
in lieu of continuation of benefits (whether or not the individual elects COBRA), an amount equal to: (a) 12 times the monthly premium cost for coverage under COBRA based on the employee’s benefit plan elections in place as of the date of termination with respect to Messrs. Rahim, Miller, Molinaro and Athreya, or (b) $18,000 with respect to Mr. Koley;

•
with respect to Messrs. Rahim, Miller, Molinaro and Athreya, (a) if such employee terminates after the end of a performance period for an annual bonus, but prior to the date of payment, an amount equal to the annual bonus based on actual performance for the performance period and (b) if such employee terminates during a performance period for an annual bonus after the performance metrics have been established, a pro-rated annual bonus for such fiscal year equal to the annual bonus the employee would have received based on actual performance for such fiscal year if the employee had remained employed for the entire fiscal year but pro-rated based on the number of days employed in such year; and

•
with respect to Mr. Koley, acceleration of vesting of any remaining portion of the RSU award that was granted in September 2017 in connection with his hire as contemplated by his offer letter with Juniper Networks.

In addition, Mr. Davidson had entered into a severance agreement with the Company, which agreement terminated upon his resignation in March 2017 and he received no benefits thereunder.
All current severance agreements with our NEOs will expire in January 2021.
The following table describes the potential payments that would have been provided to each of the NEOs (other than Mr. Davidson) in the event that such NEO is involuntarily terminated by Juniper Networks without cause or resigns for good reason outside of a change of control context on December 31, 2017.
Potential Severance Payments Upon Termination
Executive	Base Salary Component	Incentive Component(1)	Value of Accelerated Equity Awards(2)	Value of Benefits	Total
Rami Rahim	$1,375,000	$0	N/A	$27,589	$1,402,589
Kenneth Miller	$575,000	$0	N/A	$27,589	$602,589
Bikash Koley	$500,000	N/A	$8,550,000	$18,000	$9,068,000
Vincent Molinaro	$595,000	$0	N/A	$27,589	$622,589
Anand Athreya	$460,000	$0	N/A	$27,589	$487,589
(1)
The amount of the annual bonus for Messrs. Rahim, Miller, Molinaro and Athreya for fiscal 2017 was determined by the Subcommittee in 2018 following the completion of the performance period, and reflects the actual non-equity incentive compensation that such NEOs received with respect to fiscal 2017.

 Executive Compensation

(2)
The value of accelerated RSUs are based on a per share price of  $28.50, which was the closing price as reported on December 29, 2017, which was the final trading day in 2017.

Change of Control Severance
The Compensation Committee considers maintaining a stable and effective management team to be essential to protecting and enhancing the best interests of the Company and its stockholders. To that end, the Compensation Committee recognizes that the possibility of a change of control may exist from time to time, and that this possibility, and the uncertainty and questions it may raise among management, may result in the departure or distraction of management to the detriment of the Company and its stockholders. Accordingly, the Compensation Committee decided to take appropriate steps to encourage the continued attention, dedication and continuity of members of the Company’s management to their assigned duties without the distraction that may arise from the possibility of a change of control. As a result, following consultation with Semler Brossy, the Compensation Committee approved certain severance benefits for each of our NEOs, as well as for several members of senior management, in the event of certain employment terminations following a change of control. In approving these benefits the Compensation Committee, with input from Semler Brossy, considered a number of factors, including the prevalence of similar benefits adopted by other publicly traded companies.
All current change of control agreements with our NEOs will expire in January 2021. The Compensation Committee takes into account an executive’s current role and the impact of a transaction on the role before renewing the agreements. Although Mr. Davidson had entered into a change of control severance agreement with the Company, such agreement terminated upon his resignation in March 2017 and he received no benefits thereunder.
Provided the executive signs a release of claims and complies with certain post termination non-solicitation and non-competition obligations, all NEOs will receive change of control severance benefits if within 12-months following a change of control the executive is terminated without cause or the executive terminates his or her employment with the Company (or any parent or subsidiary of the Company) for good reason (both cause and good reason are defined in the agreement). These change of control severance benefits consist of:
•
a cash payment equal to 150% (or 200% in the case of Mr. Rahim) of the executive’s annual base salary and target bonus for the fiscal year in which the change of control or the executive’s termination occurs, whichever is greater,

•
acceleration of vesting of all of the executive’s then unvested outstanding stock options, stock appreciation rights, performance shares, RSUs and other Company equity compensation awards that vest based on time, and with respect to equity compensation awards that vest wholly or in part based on factors other than time, such as performance (whether individual or based on external measures such as Company performance, market share, stock price, or otherwise): (i) any portion for which the measurement or performance period or performance measures have been completed and the resulting quantities have been determined or calculated, shall immediately vest and, if applicable, become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), and (ii) the remaining portions shall immediately vest and, if applicable, become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse) in an amount equal to the number that would be calculated if the performance measures were achieved at the target level (provided that if there is no “target” level, then such amount shall equal 100% of the equity compensation awards that could vest with respect to that measurement period); and

•
in lieu of continuation of benefits (whether or not the individual elects COBRA), an amount equal to 12 times the monthly premium cost for coverage under COBRA based on the employee’s benefit plan elections in place as of the date of termination with respect to Messrs. Rahim, Miller, Molinaro and Athreya, or $36,000 with respect to Mr. Koley.

The following table describes the potential payments that would have been provided for each of the NEOs (other than Mr. Davidson) upon termination of employment in connection with a change of control of Juniper Networks, as described above, assuming such termination had occurred on December 31, 2017.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   43

Potential Payments Upon Termination in Connection with a Change of Control
Name(1)	Base Salary Severance Component	Incentive Compensation Severance Component	Benefits Severance Component	Value of Accelerated Equity Awards(2)	280G Gross-Up	Total
Rami Rahim	$2,000,000	$3,500,000	$27,589	$14,632,043	N/A	$20,159,632
Kenneth Miller	$862,500	$862,500	$27,589	$3,658,973	N/A	$5,411,562
Bikash Koley	$750,000	$750,000	$36,000	$8,550,000	N/A	$10,086,000
Vincent Molinaro	$892,500	$892,500	$27,589	$4,181,378	N/A	$5,993,967
Anand Athreya	$690,000	$690,000	$27,589	$4,930,814	N/A	$6,338,403
(1)
All NEOs are subject to a better-after-tax provision whereby Juniper Networks would either pay the NEO (i) the full amount of the NEO’s severance benefits or, alternatively (ii) an amount of certain severance benefits otherwise payable to the NEO such that the severance benefits will not be subject to the tax imposed by Section 4999 of the Code, whichever produces the better after-tax result for the NEO.

(2)
The value of accelerated unvested options, RSUs, price vested RSUs, Bonus PSUs and PSAs are based on a per share price of  $28.50, which was the closing price as reported on December 29, 2017. With respect to PSAs, the equity value is calculated based on the sum of  (i) earned, but unvested shares, and (ii) target unearned and unvested shares. With respect to price vested RSUs, such awards are included in the table only if  $28.50 is equal to or exceeds the ASP value at which such award would vest pursuant to its terms.

Equity Award Granting Policy
The Board has approved a policy for granting RSUs and other equity awards. All approvals of RSU grants and other equity awards by the Board, the Stock Committee, or the Compensation Committee (or a subcommittee thereof) are made at a meeting, which may be either in-person or telephonic, and not by unanimous written consent, except that this requirement shall not apply to Board actions for which the granting of equity awards is incidental to the primary Board action. Pursuant to the policy, new hire and ad hoc promotional and adjustment grants to non-Section 16 officers are generally granted on the third Friday of each month, except as discussed below. Annual performance grants to non-Section 16 officers are generally approved by the Stock Committee in the manner and at the times described above. Grants in connection with acquisitions shall, unless a date is specified in the acquisition agreement, occur to the extent practical on a date on which equity awards to Company employees are made by the Stock Committee. Annual equity awards to Section 16 officers are generally scheduled to be approved at a meeting of the Compensation Committee, or a subcommittee thereof, in the first quarter after the fourth fiscal quarter earnings announcement. The annual grants to Section 16 officers are also generally scheduled to be effective on the third Friday of the month if the meeting approving such grants occurs on or before such date. The exercise price of stock options granted will be the closing market price on the date of grant. The Company intends to grant RSUs and other equity awards in accordance with the foregoing policy without regard to the timing of the release of material non-public information, such as a positive or negative earnings announcement.
Notwithstanding the foregoing, (i) if the Company is advised by outside counsel that the granting of equity awards on a particular date or to particular recipients, or prior to the disclosure of certain non-public information, could reasonably be deemed to be a violation of applicable laws or regulations, such grants may be delayed until such time as the granting of those awards would be not reasonably expected to constitute a violation, (ii) if the making of a grant would cause the Company to exceed any granting limitation imposed by the Board or Compensation Committee (such as an annual limit), the monthly grant shall be delayed until the first subsequent month in which the limitation would not be exceeded and (iii) if the making of a grant would cause the Company to violate the terms of any agreement approved by the Board or one of its committees, such grant shall be delayed until it would not violate such agreement.
Equity Ownership Guidelines
The Company has adopted stock ownership guidelines to further align the interests of the Company’s NEOs, certain former NEOs and non-employee directors with the interests of its stockholders and promote the Company’s commitment to sound corporate governance. Please see the “Executive Officer and Director Stock Ownership Guidelines” section of this proxy statement for more information.
Insider Trading Policy
The Company’s Insider Trading Policy prohibits all employees and directors from short-selling transactions, hedging transactions, borrowing against the Company’s securities in margin accounts and pledging the Company’s securities as collateral for loans.

 Executive Compensation

No 280G Excise Tax Gross Ups
The Company has no executive officer contracts providing for excise tax gross ups.
Repayment of Certain Bonus and Incentive Payments
The Board has adopted a recoupment policy requiring the Company to seek repayment of certain incentive-based compensation, including both cash and equity compensation, from our executive officers, including our NEOs, in the event the Company is required to prepare an accounting restatement on an annual financial statement included in an Annual Report on Form 10-K due to the material noncompliance of the Company with any financial reporting requirements. In such event, if the Compensation Committee determines that (i) the amount of any incentive-based compensation that is earned, vested or received by an executive officer exceeds the amount of incentive-based compensation that would have been earned, vested or received by such executive officer had such incentive-based compensation been determined based on the restated financial results (the “erroneously awarded compensation”), and (ii) such executive officer engaged in fraud, intentional misconduct or intentional illegal conduct which, or such executive officer’s gross negligence, materially contributed to the need for such an accounting restatement, then the Compensation Committee will seek to recover for the benefit of the Company the erroneously awarded compensation.
Notwithstanding the foregoing, the Compensation Committee will seek recovery only for erroneously awarded compensation earned, vested or received by an executive officer during the fiscal year in which the Company is required to prepare an accounting restatement and the three completed fiscal years (or any transition period that results from a change in the fiscal year of the Company within or immediately following such three completed fiscal years) preceding the date or dates that the Company is required to prepare an accounting restatement. The Compensation Committee may also, in its good faith judgment, determine not to seek recovery of any erroneously awarded compensation to the extent the Compensation Committee determines that (i) to do so would be unreasonable or (ii) it would be better for the Company not to do so.
The Impact of Favorable Accounting and Tax Treatment on
Compensation Program Design
Favorable accounting and tax treatment of the various elements of our compensation program is a relevant consideration in their design. However, the Company and the Compensation Committee (and the Subcommittee) have placed a higher priority on structuring flexible compensation programs to promote the recruitment, retention and performance of Section 16 officers than on maximizing tax deductibility.
Section 162(m) of the Code limits the deductibility of compensation paid to certain of our executive officers. Prior to the enactment of the U.S. Tax Cuts and Jobs Act in December 2017, Section 162(m) provided that the annual compensation paid to any of these executive officers will be deductible only to the extent that such compensation does not exceed $1,000,000 unless such excess compensation was “performance-based.” In past years, including fiscal 2017, we have generally designed our performance-based cash and equity incentives to maintain federal tax deductibility for executive compensation under Section 162(m).The U.S. Tax Cuts and Jobs Act eliminated the ability to rely on the performance-based compensation exception for amounts deductible in fiscal years after fiscal 2017 subject to a limited transition rule for “written binding contracts” in effect as of November 2, 2017 that are not later modified in any material respect. While the Company intends for performance-based cash and equity incentives granted prior to November 2, 2017 to qualify for exemption under Section 162(m) of the Code, no assurance can be given that any compensation otherwise subject to the deduction limit under the legislation will qualify for an exception under this transition rule until further guidance is issued.
The Company intends for all executive officer arrangements to be structured in a manner that does not result in any additional taxation under Section 409A of the Code; however, the Company cannot guarantee this result.
Compensation Risk Assessment
The Compensation Committee annually oversees the performance of a risk assessment of our compensation programs. In 2017, the Compensation Committee, in consultation with Semler Brossy, reviewed the Company’s compensation policies and practices and determined that they do not create risks that are reasonably likely to have a material adverse effect on the Company.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   45

Compensation Committee Report
The following Compensation Committee Report shall not be deemed to be “soliciting material” and should not be deemed “filed” and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.
THE COMPENSATION COMMITTEE
Gary Daichendt (Chair)
Kevin DeNuccio
James Dolce

Compensation Committee Interlocks and Insider Participation
During fiscal 2017, the Compensation Committee consisted of Messrs. Daichendt, DeNuccio, Dolce and, until May 25, 2017, Mr. Stensrud. Mr. Daichendt is the chair of the Compensation Committee. Mr. Dolce was previously an officer of the Company from 2002 to 2006. None of our executive officers has served as a member of the board of directors or compensation committee of any other entity that has or had one or more executive officers who served as a member of the Compensation Committee during fiscal 2017.

 Executive Compensation

Summary Compensation Table
The following table sets forth certain information about the compensation of our NEOs for each of the last three years during which such individuals were NEOs. Our NEOs consist of  (a) our Chief Executive Officer, (b) our Chief Financial Officer, (c) our three other most highly compensated executive officers as of December 31, 2017, and (d) an additional individual who would have been one of our three other most highly compensation executive officers as of December 31, 2017 but for the fact that the individual was not serving as an executive officer of the Company on such date.
Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation	Total
Rami Rahim Chief Executive Officer	2017	$1,000,000	—	$8,420,716(3)	$0	$7,937(6)	$9,428,653
	2016	$1,000,000	—	$6,099,403(4)	$437,500	$7,110(7)	$7,544,013
	2015	$1,000,000	—	$7,395,346(5)	$1,006,250	$20,007(8)	$9,421,603
Kenneth Miller Executive Vice President, Chief Financial Officer	2017	$550,000	—	$2,189,878(3)	$0	$10,930(6)	$2,750,808
	2016	$499,755	—	$1,578,619(4)	$235,555	$7,018(7)	$2,320,947

Bikash Koley Executive Vice President, Chief Technology Officer	2017	$162,879	$500,000(14)	$8,100,000(3)	$0	$333(9)	$8,763,212

Vincent Molinaro Executive Vice President, Chief Customer Officer	2017	$595,000	—	$2,307,158(3)	$0	$10,866(10)	$2,913,024
	2016	$585,000	—	$1,937,318(4)	$141,250	$13,127(11)	$2,676,695
	2015	$575,000	—	$2,306,410(5)	$330,568	$10,823(12)	$3,222,801
Anand Athreya Executive Vice President, Chief Development Officer	2017	$436,376	—	$1,766,224(3)	$0	$9,410(7)	$2,212,010

Jonathan Davidson Former Executive Vice President and General Manager, Juniper Development and Innovation	2017	$119,773	—	$2,491,004(3)	$0	$2,654(7)	$2,613,431
	2016	$610,000	—	$1,867,496(4)	$101,750	$6,912(7)	$2,586,158
	2015	$595,833	—	$3,485,327(5)	$390,461	$12,682(13)	$4,484,303
(1)
Because 2/3 of the value of the fiscal 2017 PSAs is based on separate measurements of our financial performance for each year in the three-year performance period, ASC Topic 718 requires that the grant date fair value be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved. As a result, for the fiscal 2017 PSAs, the Summary Compensation Table does not include the value of the PSAs based on the annual financial metric goals for the fiscal year ending December 31, 2018 (“fiscal 2018”) or the fiscal year ending December 31, 2019 (“fiscal 2019”). Such amounts will be included as equity compensation in the Summary Compensation Table for fiscal 2018 and fiscal 2019, respectively, when the financial metrics are established. However, the “Stock Awards” column for fiscal 2017 does include a portion of the value of the PSAs awarded in the fiscal year ended December 31, 2016 (“fiscal 2016”), and a portion of the value of the PSAs awarded in the fiscal year ended December 31, 2015 (“fiscal 2015”) based on the annual operational performance metrics set for those awards during fiscal 2017. The amounts included in the “Stock Awards” column of the Summary Compensation Table for fiscal 2017 related to the PSAs awarded in fiscal 2016 and 2015 in the aggregate are as follows: $1,683,088 (Mr. Rahim), $191,989 (Mr. Miller), $502,172 (Mr. Molinaro) and $665,176 (Mr. Davidson).The assumptions used in the calculation of these amounts are set forth under Note 12, Employee Benefit Plans of the Notes to Consolidated Financial Statements included in Juniper Networks’ Annual Report on Form 10-K for fiscal 2017 filed with the SEC on February 23, 2018.

(2)
Amounts reflect cash bonuses earned in fiscal 2017, fiscal 2016, and fiscal 2015, as applicable, but paid in 2018, 2017 and 2016, respectively, under the Executive Annual Incentive Plan for fiscal 2017, fiscal 2016 and fiscal 2015, respectively.

(3)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2017 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $5,029,661 (Mr. Rahim), $862,521 (Mr. Miller), $0 (Mr. Koley), $1,417,632 (Mr. Molinaro), $0 (Mr. Athreya) and $1,743,640 (Mr. Davidson).

(4)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2016 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $3,710,654 (Mr. Rahim), $331,302 (Mr. Miller), $1,308,138 (Mr. Molinaro) and $1,137,576 (Mr. Davidson).

(5)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2015 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $3,838,903 (Mr. Rahim), $1,202,535 (Mr. Molinaro) and $1,054,039 (Mr. Davidson).

(6)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums, matching contributions paid under the Company’s 401(k) plan and costs borne by the Company associated with a guest attending a sales conference.

(7)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums and matching contributions paid under the Company’s 401(k) plan.

(8)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums and matching contributions paid under the Company’s 401(k) plan, costs borne by the Company associated with a guest attending a sales conference and $6,566 reimbursed for legal expenses.

(9)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   47

(10)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, matching contributions paid under the Company’s 401(k) plan, .

(11)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, matching contributions paid under the Company’s 401(k) plan, a taxable gift from the Company and costs borne by the Company associated with a guest attending a sales conference.

(12)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, and matching contributions paid under the Company’s 401(k) plan.

(13)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums, matching contributions paid under the Company’s 401(k) plan, a taxable gift from the Company and costs borne by the Company associated with a guest attending a sales conference.

(14)
In conjunction with Mr. Koley’s hire, the Committee approved a hire-on cash bonus of  $500,000, payable upon commencement of Mr. Koley’s employment with Juniper Networks in September 2017. In the event that Mr. Koley voluntarily terminates his employment with the Company within twenty-four months from his employment commencement date, he is responsible for repaying to the Company a pro-rata portion of his hire-on cash bonus.

Grants of Plan-Based Awards for Fiscal 2017
The following table shows all plan-based awards granted to our NEOs during fiscal 2017.
Name	Type of Award	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Rami Rahim	AIP	—		$0	$875,000	$2,625,000
	RSUs	2/17/2017	2/16/2017							94,553	$2,608,717
	Price Vested RSUs	2/17/2017	2/16/2017				—	91,772	—		$1,838,193
	PSAs	2/17/2017	2/16/2017				—	30,590	61,180		$831,742
	Bonus PSUs	2/17/2017	2/16/2017				—	52,500	—		$1,458,975
Kenneth Miller	AIP	—		$0	$262,500	$812,500
	RSUs	2/17/2017	2/16/2017							27,200	$750,448
	Price Vested RSUs	2/17/2017	2/16/2017				—	26,400	—		$528,792
	PSAs	2/17/2017	2/16/2017				—	8,800	17,600		$239,272
	Bonus PSUs	2/17/2017	2/16/2017				—	17,250	—		$479,378
Bikash Koley	AIP	—		$0	$162,879	$325,758
	RSUs	9/15/2017	6/6/2017							300,000	$8,100,000
Vincent Molinaro	AIP	—		$0	$297,500	$892,500
	RSUs	2/17/2017	2/16/2017							23,400	$645,606
	Price Vested RSUs	2/17/2017	2/16/2017				—	22,800	—		$456,684
	PSAs	2/17/2017	2/16/2017				—	7,600	15,200		$206,644
	Bonus PSUs	2/17/2017	2/16/2017				—	17,850	—		$496,052
Anand Athreya	AIP	—		$0	$875,000	$2,625,000
	RSUs	3/17/2017	3/14/2017							57,537	$1,604,132
	RSUs	8/18/2017	8/9/2017							6,080	$162,093
Jonathan Davidson	AIP	—		$0	$875,000	$2,625,000
	RSUs	2/17/2017	2/16/2017							23,400	$645,606
	Price Vested RSUs	2/17/2017	2/16/2017				—	22,800	—		$456,684
	PSAs	2/17/2017	2/16/2017				—	7,600	15,200		$206,644
	Bonus PSUs	2/17/2017	2/16/2017				—	18,600	—		$516,894
(1)
Amounts reflect potential cash bonuses payable under the Company’s 2017 Executive Annual Incentive Plan described in “Compensation Discussion and Analysis” above. Actual payments to each of the NEOs pursuant to the 2017 Executive Annual Incentive Plan are included in the Summary Compensation Table.

(2)
Amounts reflect PSAs, price vested RSUs and Bonus PSUs granted in fiscal 2017 under the 2015 Plan, as described in “Compensation Discussion and Analysis” above.

(3)
Each service-based RSU award listed in this column was granted under the 2015 Plan, as described in “Compensation Discussion and Analysis” above.

(4)
Represents the aggregate grant date fair value of equity grants in fiscal 2017 computed in accordance with ASC Topic 718, including the target number of shares issuable for PSAs in 2017, Bonus PSUs and service and price-vested RSUs. Excludes the grant date fair value for the fiscal 2016 and fiscal 2015 PSAs because such PSAs were not awarded in fiscal 2017.

 Executive Compensation

Outstanding Equity Awards at Fiscal 2017 Year-End
The following table shows all outstanding equity awards held by our NEOs at December 31, 2017.
	Option Awards					Stock Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Rami Rahim	51,868	0(3)		$40.26	3/18/2018
						58,937(4)	$1,679,705	34,958(4)	$996,303
						13,551(5)	$386,204	53,886(5)	$1,535,751
						0(6)	$0	91,772(6)	$2,615,502
								22,630(7)	$644,955
								52,500(8)	$1,496,250
								154,953(9)	$4,416,161
								35,979(10)	$1,025,402
								70,265(11)	$2,002,553
								80,828(12)	$2,303,598
								91,772(13)	$2,615,502
						35,656(14)	$1,016,196
						54,962(15)	$1,566,417
						94,553(16)	$2,694,761
Kenneth Miller	12,300	0(3)		$40.26	3/18/2018
						3,551(17)	$101,204	14,122(17)	$402,477
						0(6)	$0	26,400(6)	$752,400
								3,364(19)	$95,874
								17,250(20)	$491,625
								21,183(21)	$603,716
								26,400(13)	$752,400
						14,403(22)	$410,486
						10,875(14)	$309,938
						11,220(22)	$319,770
						27,200(16)	$775,200
Bikash Koley						300,000(23)	$8,550,000

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   49

	Option Awards					Stock Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Vincent Molinaro	51,868	0(3)		$40.26	3/18/2018
	5,730	0(18)		21.43	3/16/2019
						17,989(4)	$512,687	10,670(4)	$304,095
						3,922(5)	$111,777	15,598(5)	$444,543
						0(6)	$0	22,800(6)	$649,800
								7,694(7)	$219,279
								17,850(8)	$508,725
								19,423(10)	$553,556
								21,447(11)	$611,240
								23,397(12)	$666,815
								22,800(13)	$649,800
						10,883(14)	$310,166
						15,909(15)	$453,407
						23,400(16)	$666,900
Anand Athreya	20,000	0(3)		$40.26	3/18/2018
								5,078(19)	$144,723
								12,099(24)	$344,822
						21,751(14)	$619,904
						31,216(26)	$889,656
						57,537(27)	$1,639,805
						31,250(28)	$890,625
						8,000(29)	$228,000
						6,080(25)	$173,280
(1)
The number of shares and the payout value for the PSAs, Bonus PSUs and price vested RSUs set forth in the table reflect the target payout under such awards.

(2)
The closing price of Juniper common stock on 12/29/2017 was $28.50.

(3)
The option was granted on 3/18/2011. The shares become exercisable as to 25% of the shares on 3/18/2012 and vest monthly thereafter. They were fully vested on 3/18/2015.

(4)
The PSA was granted on 3/20/2015. The award vests in the first quarter of 2018 after the Compensation Committee (or a subcommittee) has certified achievement of the performance goals, subject to continuous service through the vesting date. The number of shares that are ultimately received under the award depends on the achievement of performance objectives for fiscal 2015, fiscal 2016 and fiscal 2017. The number of unearned PSAs reflect the actual shares that were earned under such award following the Subcommittee certifying achievement of the performance goals in February 2018.

(5)
The PSA was granted on 2/19/2016. The award vests in the first quarter of 2019 after the Compensation Committee (or a subcommittee) has certified achievement of the performance goals, subject to continuous service through the vesting date. The number of shares that are ultimately received under the award depends on the achievement of performance objectives for fiscal 2016, fiscal 2017 and fiscal 2018. The number of unearned PSAs reflect the maximum shares that may be earned under such award.

(6)
The PSA was granted on 2/17/2017. The award vests in the first quarter of 2020 after the Compensation Committee (or a subcommittee) has certified achievement of the performance goals, subject to continuous service through the vesting date. The number of shares that are ultimately received under the award depends on the achievement of performance objectives for fiscal 2017, fiscal 2018 and fiscal 2019. The number of unearned PSAs reflect the maximum shares that may be earned under such award.

(7)
The Bonus PSU was granted on 2/19/2016. The award vests 50% on 2/19/2017 and 50% on 2/19/2018, subject to continuous service through the applicable vesting date, if performance objectives for fiscal 2016 are achieved.

(8)
The Bonus PSU was granted 2/17/2017. The award vests 50% on 2/17/2018 and 50% on 2/17/2019, subject to continuous service through the applicable vesting date, if performance objectives for fiscal 2017 are achieved.

(9)
The price vested RSU was granted on 11/21/2014. The exact number of shares issuable will be determined during a 4-year period commencing on 11/1/2015, and subject to (i) the average closing market price of the Company’s common stock being equal to or exceeding specific stock prices measured over a period of 60 consecutive trading days and (ii) continuous service through the applicable vesting date.

(10)
The price vested RSU was granted on 3/21/2014. The exact number of shares issuable will be determined during a 4-year period commencing on 1/1/2015, and subject to (i) the average closing market price of the Company’s common stock being equal to or exceeding specific stock prices measured over a period of 60 consecutive trading days and (ii) continuous service through the applicable vesting date.

(11)
The price vested RSU was granted on 3/20/2015. The exact number of shares issuable will be determined during a 4-year period commencing on 1/1/2016, and subject to (i) the average closing market price of the Company’s common stock being equal to or exceeding specific stock prices measured over a period of 60 consecutive trading days and (ii) continuous service through the applicable vesting date.

 Executive Compensation

(12)
The price vested RSU was granted on 2/19/2016. The exact number of shares issuable will be determined during a 4-year period commencing on 1/1/2017, and subject to (i) the average closing market price of the Company’s common stock being equal to or exceeding specific stock prices measured over a period of 60 consecutive trading days and (ii) continuous service through the applicable vesting date.

(13)
The price vested RSU was granted on 2/17/2017. The exact number of shares issuable will be determined during a 4-year period commencing on 1/1/2018, and subject to (i) the average closing market price of the Company’s common stock being equal to or exceeding specific stock prices measured over a period of 60 consecutive trading days and (ii) continuous service through the applicable vesting date.

(14)
The RSU was granted on 3/20/2015. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(15)
The RSU was granted on 2/19/2016. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(16)
The RSU was granted on 2/17/2017. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(17)
The PSA was granted on 2/22/2016. The award vests in the first quarter of 2019 after the Compensation Committee (or a subcommittee) has certified achievement of the performance goals, subject to continuous service through the applicable vesting date. The number of shares that are ultimately received under the award depends on the achievement of performance objectives for fiscal 2016, fiscal 2017 and fiscal 2018. The number of unearned PSAs reflect the maximum shares that may be earned under such award.

(18)
The option was granted on 3/16/2012. The shares become exercisable as to 25% of the shares on 3/16/2013 and vest monthly thereafter. They were fully vested on 3/16/2016.

(19)
The Bonus PSU was granted on 1/15/2016. The award vests 50% on 2/19/2017 and 50% on 2/19/2018, subject to continuous service through the applicable vesting date, if performance objectives for fiscal 2016 are achieved.

(20)
The Bonus PSU was granted on 2/17/2017. The award vests 50% on 2/17/2018 and 50% on 2/17/2017, subject to continuous service through the applicable vesting date, if performance objectives for fiscal 2017 are achieved.

(21)
The price vested RSU was granted on 2/22/2016. The exact number of shares issuable will be determined during a 4-year period commencing on 1/1/2017, and subject to (i) the average closing market price of the Company’s common stock being equal to or exceeding specific stock prices measured over a period of 60 consecutive trading days and (ii) continuous service through the applicable vesting date.

(22)
The RSU was granted on 2/22/2016. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(23)
The RSU was granted on 9/15/2017 in connection with Mr. Koley’s commencement of employment with the company. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(24)
The Bonus PSU was granted on 12/16/2016. The award vests 50% on 12/16/2017 and 50% on 12/16/2018, subject to continuous service through the applicable vesting date, if performance objectives for fiscal 2016 are achieved.

(25)
The RSU was granted on 8/18/2017. The RSU vests in full on November 20, 2018, subject to continuous service through the applicable vesting date.

(26)
The RSU was granted on 3/18/2016. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(27)
The RSU was granted on 3/17/2017. The RSU vests 34% on the one year anniversary and 33% on the two year and three year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(28)
The RSU was granted on 8/21/2015. The RSU vests in full on November 20, 2018, subject to continuous service through the applicable vesting date.

(29)
The RSU was granted on 4/15/2016. The RSU vests in full on November 20, 2018, subject to continuous service through the applicable vesting date.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   51

Option Exercises and Stock Vested For Fiscal 2017
The following table shows all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting, by our NEOs during fiscal 2017.
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Rami Rahim	—	—	174,706	$4,909,988
Kenneth Miller	—	—	43,949	$1,236,961
Bikash Koley	—	—	—	—
Vincent Molinaro	—	—	67,720	$1,907,807
Anand Athreya	—	—	68,597	$1,943,849
Jonathan Davidson	46,500	$520,800	41,643	$1,159,557
(1)
The value realized upon the exercise of stock options is calculated by (i) subtracting the option exercise price from the closing price of Juniper Networks’ common stock on the date of exercise, multiplied by (ii) the number of shares underlying the stock option exercised.

(2)
The value realized upon vesting of RSUs, price vested RSUs, PSAs and Bonus PSUs is calculated by multiplying the number of shares vested by the closing price of Juniper Networks’ common stock on the vest date (or, in the event the vest date occurs on a holiday or weekend, the closing price of Juniper Networks’ common stock on the immediately preceding trading day).

Non-Qualified Deferred Compensation
We adopted a non-qualified deferred compensation (the “NQDC”) plan in 2008, which is an unfunded and unsecured deferred compensation arrangement. Under the NQDC plan, eligible employees, including each of the NEOs, may elect to defer a portion of their compensation and contribute such amounts to one or more investment funds. Amounts deferred under the NQDC plan are deemed invested in the investment funds selected by the participant. We do not contribute to the NQDC plan on behalf of participants, or match the deferrals made by participants. Accordingly, amounts payable under the NQDC plan generally are entirely determined by participant contributions and fund elections.
Employee participants in the NQDC plan may elect to contribute 1% to 50% of their base salary and 1% to 100% of other specified compensation, including commissions and bonuses. Generally, participants may elect the payment of benefits to begin on a specified date or upon termination of employment. Payment of cash deferrals may be made in the form of a lump sum or annual installments, subject to certain requirements. All distributions are made in cash.
Other than Mr. Davidson, no other NEO participated in, or had an accrued balance under, the NQDC plan in fiscal 2017. The following table sets forth information concerning contributions, earnings, and withdrawals/distributions during fiscal 2017 under the NQDC plan for each of our NEOs:
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Rami Rahim	—	—	—	—	—
Kenneth Miller	—	—	—	—	—
Bikash Koley	—	—	—	—	—
Vincent Molinaro	—	—	—	—	—
Anand Athreya	—	—	—	—	—
Jonathan Davidson	—	—	$784	$75,566	$0
(1)
None of the earnings in this column are included in the Summary Compensation Table because they are not preferential or above market.

(2)
Mr. Davidson received a distribution of his aggregate balance under the NQDC plan when he resigned in March 2017.

 Executive Compensation

Pay Ratio
We determined that, based on reasonable estimates, the median of the annual total compensation of all of our employees, except our CEO, was $126,668 for 2017. The annual total compensation of our CEO was $9,428,653 for 2017 as reflected in the Summary Compensation Table above. Accordingly, for 2017, our reasonable estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our other employees was 74:1.
We identified our median employee based on the 2017 target total direct compensation for all individuals who were employed by the Company on December 31, 2017, the last day of our fiscal year. For purposes of this disclosure, we converted all employee compensation, on a country-by-country basis, to U.S. dollars based on the applicable year-end exchange rate used by the Company in its financial reporting. “Target total direct compensation” for this purpose consisted of each employee’s actual salary earnings, target non-equity incentive opportunity for 2017, and the fair market value price of his or her equity incentive awards granted in 2017. In our analysis, we did not annualize the compensation of any permanent employees that were not employed by the Company for all of 2017, nor did we exclude any individuals that were employed by the Company on December 31, 2017. After identifying an initial median employee, we determined that such employee’s non-equity incentive award for 2017 had anomalous compensation characteristics in that it was significantly below the funded opportunity for 2017 and such characteristics would have a significant impact on the pay ratio. As a result, we substituted this employee for another employee with substantially similar compensation based on target total direct compensation.
Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   53

Compensation Consultant Fee Disclosure
During 2017, the Compensation Committee engaged Semler Brossy as its advisor to provide analysis, advice and guidance on executive compensation. As the Compensation Committee’s consultant, Semler Brossy reported to the Compensation Committee, made recommendations directly to the Compensation Committee, attended most Compensation Committee meetings in person or by phone, and attended portions of the Compensation Committee’s executive sessions without the involvement of management as required by the Compensation Committee and in order to support the Compensation Committee’s independent decision-making.
In advising the Compensation Committee, it is necessary for the consultant advisor to interact with management to gather information and support the Compensation Committee in an effective manner, but the Compensation Committee has adopted protocols that require the approval of the Compensation Committee or its chairperson for such interactions. These protocols are included in Semler Brossy’s engagement letter. The Compensation Committee also determines the appropriate forum for receiving consultant recommendations. Where the Compensation Committee deems appropriate, management invitees are present to provide context for the recommendations. This approach helps enable the Compensation Committee to make independent decisions about executive compensation after taking into consideration both the compensation consultant’s recommendations and management’s perspectives.
Semler Brossy performed the following services related to executive compensation at the request of the Compensation Committee in 2017:
•
Advised on target award levels within the 2017 annual and long-term incentive programs for executive officers and senior management;

•
Advised the Compensation Committee in determining pay actions for the Chief Executive Officer in February 2017;

•
Assessed and recommended revisions to the Peer Group for collecting competitive pay data;

•
Evaluated the competitive positioning of the Company’s executive officers’ base salaries, annual incentive and long-term incentive compensation relative to the Peer Group (used in our evaluation of 2017 pay actions);

•
Provided advice on the design of the Company’s 2017 and 2018 annual and long-term incentive plans;

•
Supported the Compensation Committee in its review of the Company’s severance and change in control agreements;

•
Assessed the competitiveness of the Company’s compensation practices for non-employee directors;

•
Provided advice on the Company’s overall equity plan run rate relative to its market peers;

•
Reviewed and provided input on our Compensation Discussion and Analysis and compensation risk assessment process;

•
Provided input into the evaluation process by the Board of our Chief Executive Officer; and

•
Provided regular, ongoing updates on regulatory and market developments related to executive pay.

Semler Brossy does not provide any other services to the Company, and therefore received no fees for additional services.

 Equity Compensation Plan Information

Independence Disclosure
The Compensation Committee considered Semler Brossy’s independence in light of the SEC rules and NYSE listing standards. At the Compensation Committee’s request, Semler Brossy provided information addressing the independence of the individual compensation advisor and consulting firm, including the following factors: (1) any other services provided by the consulting firm to the Company; (2) fees paid by the Company as a percentage of the consulting firm’s total revenue; (3) policies and procedures adopted by the consulting firm to prevent conflicts of interest; (4) any business or personal relationships between the individual compensation advisor and a member of the Compensation Committee; (5) any Company stock owned by the individual compensation advisor; and (6) any business or personal relationships between our executive officers and the individual compensation advisor or consulting firm. The Compensation Committee assessed these factors and concluded that Semler Brossy was independent under the SEC rules and NYSE listing standards.
Equity Compensation Plan Information
The following table provides information as of December 31, 2017 about our common stock that may be issued under the Company’s equity compensation plans, including option plans and employee stock purchase plans. The table does not include information with respect to shares subject to outstanding awards assumed by the Company in connection with acquisitions of the companies that originally granted those awards.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders(1)	17,004,086(2)	$38.38(3)	44,441,467(4)
Equity compensation plans not approved by security holders	—	—	—
Total(5)	17,004,086	$38.38	44,441,467
(1)
Includes the 2015 Plan, the 2006 Equity Incentive Plan (“2006 Plan”) and the 2008 Employee Stock Purchase Plan (“2008 Purchase Plan”). The 2006 Plan was terminated effective May 19, 2015. Outstanding equity awards granted under the 2006 Plan prior to May 19, 2015 remain subject to the terms of the 2006 Plan.

(2)
Includes 16,205,469 shares subject to options, RSUs, price vested RSUs, Bonus PSUs and PSAs that were outstanding as of December 31, 2017 that were issued under the 2006 Plan and 2015 Plan. Excludes purchase rights granted under the 2008 Purchase Plan.

(3)
RSUs, price vested RSUs, Bonus PSUs and PSAs, which do not have an exercise price, as well as purchase rights accruing under the 2008 Purchase Plan, are excluded in the calculation of weighted-average exercise price.

(4)
As of December 31, 2017, an aggregate of  (i) 33,228,691 shares of common stock were available for issuance under the 2015 Plan and (ii) 11,212,776 shares of common stock were available for issuance under the 2008 Purchase Plan, including 1,314,522 shares that were purchased during the offering period under the 2008 Purchase Plan commencing on August 1, 2017 and ending on January 31, 2018. Under the terms of the 2015 Plan, any shares subject to outstanding awards under the 2006 Plan and Amended and Restated 1996 Stock Plan that were outstanding on May 19, 2015, and that subsequently expire, are cancelled or otherwise terminate, up to a maximum of an additional 29,000,000 shares, will become available for issuance under the 2015 Plan. No participant will be permitted to purchase during any twelve (12) month period more than 6,000 shares of our common stock under the 2008 Purchase Plan.

(5)
This table does not include equity awards that have been assumed by the Company in connection with the acquisition of other companies. As of December 31, 2017, the following assumed equity awards were outstanding: 103,690 shares issuable upon exercise of outstanding options, 2,855,834 shares subject to RSUs and 423,688 shares subject to restricted stock awards. The weighted average exercise price of such outstanding options was $3.86 per share. No additional equity awards may be granted under any assumed arrangement.

Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   55

Principal Accountant Fees and Services
The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, to serve as Juniper Networks’ auditors for the fiscal year ending December 31, 2018.
Fees Incurred by Juniper Networks for Ernst & Young LLP
Fees for professional services billed or to be billed by the Company’s independent registered public accounting firm in each of the last two years were approximately:
	2017	2016
Audit fees	$5,892,800	$5,794,462
Audit-related fees	$1,147,000	$941,000
Tax fees	$278,716	$345,307
Total	$7,318,516	$7,080,769
Audit fees include professional services fees in connection with the audit of the Company’s annual financial statements and the review of its quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, and are not reported under “Audit Fees”. These services include accounting consultations in connection with transactions, attest services that are required by statute or regulation, and consultations concerning financial accounting and reporting standards.
Tax fees are for professional services rendered for tax compliance, tax advice or tax planning.
There were no fees for products and services other than those reported above.
Audit Committee’s Pre-Approval Policy and Procedures
Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee’s charter gives the Audit Committee the power to delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit services. The Audit Committee pre-approved all services performed by the Company’s independent registered public accounting firm in 2017 and 2016.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth information, as of March 16, 2018 (except where another date is indicated), concerning:
•
beneficial owners of more than 5% of Juniper Networks’ common stock;

•
beneficial ownership by Juniper Networks directors and director nominees and the NEOs included in the “Summary Compensation Table” contained in this proxy statement; and

•
beneficial ownership by all current Juniper Networks directors and current Juniper Networks executive officers as a group.

The information provided in the table is based on Juniper Networks’ records, information filed with the SEC and information provided to Juniper Networks, except where otherwise noted.
The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of May 15, 2018 (60 days after March 16, 2018) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. In addition, unless otherwise indicated, all persons named below can be reached at Juniper Networks, Inc., 1133 Innovation Way, Sunnyvale, California 94089.
Beneficial Ownership Table
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	38,400,681(2)	11.1%
Dodge & Cox 555 California Street, 40th Floor, San Francisco, CA 94014	38,444,307(3)	11.1%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	25,401,493(4)	7.4%
Anand Athreya(5)	136,320	*
Robert M. Calderoni	21,298	*
Gary Daichendt	29,106	*
Jonathan Davidson(6)	0	*
Kevin DeNuccio	19,106	*
James Dolce	20,543	*
Mercedes Johnson(7)	72,400	*
Bikash Koley	0
Scott Kriens(8)	3,349,050	1.0%
Rahul Merchant	22,543	*
Ken Miller(9)	83,732	*
Vincent Molinaro(10)	36,749	*
Rami Rahim(11)	673,812	*
William R. Stensrud(12)	239,267	*
All Directors and Executive Officers as a Group (15 persons)(13)	4,750,726	1.4%
*
Represents holdings of less than one percent.

(1)
The percentages are calculated using 344,835,706 outstanding shares of the Company’s common stock on March 16, 2018, as adjusted pursuant to Rule 13d-3(d)(1)(i). Pursuant to Rule 13d-3(d)(1) of the Exchange Act, shares beneficially owned by a person or group includes shares of common stock that such person or group has the right to acquire within 60 days after March 16, 2018, which includes, but is not limited to, (i) shares subject to exercisable options or options exercisable within 60 days of March 16, 2018 and (ii) shares subject to RSUs or performance share awards that will vest within 60 days of March 16, 2018.

(2)
Based on information reported, as of December 31, 2017, on Schedule 13G/A filed with the SEC on February 9, 2018 by The Vanguard Group and certain of its

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   57

subsidiaries (collectively, “Vanguard”). According to its Schedule 13G/A, Vanguard reported having the sole power to vote or direct the vote over 527,084 shares, the shared power to vote or direct the vote over 73,238 share, the sole power to dispose of or to direct the disposition of 37,809,983 shares and the shared power to dispose or to direct the disposition of 590,698 shares.
(3)
Based on information reported, as of February 28, 2018, on Schedule 13G/A filed with the SEC on March 9, 2018 by Dodge & Cox (“D&C”). According to its Schedule 13G/A, D&C reported having the sole power to vote or direct the vote over 36,737,692 shares and dispositive power over all shares beneficially owned.

(4)
Based on information reported, as of December 31, 2017, on Schedule 13G/A filed with the SEC on February 8, 2018 by BlackRock, Inc. and certain of its subsidiaries (collectively, “BlackRock”). According to its Schedule 13G/A, BlackRock reported having the sole power to vote or direct the vote over 21,660,115 shares and dispositive power over all shares beneficially owned.

(5)
Includes 56,922 RSUs that are scheduled to vest within 60 days of March 16, 2018.

(6)
Based on information reported to Juniper Networks as of December 31, 2017. Mr. Davidson resigned from the Company in March 2017.

(7)
Includes 50,000 options that are currently exercisable.

(8)
Includes 3,030,896 shares held by the Kriens 1996 Trust, of which Mr. Kriens and his spouse are the trustees; and 180,000 shares held by KDI Trust LP.

(9)
Includes 10,875 RSUs that are scheduled to vest within 60 days of March 16, 2018.

(10)
Includes 10,883 RSUs that are scheduled to vest within 60 days of March 16, 2018, and 5,730 options that are currently exercisable.

(11)
Includes 638,156 shares held by the Rahim Family Trust, of which Mr. Rahim and his spouse are the trustees, and 35,656 RSUs that are scheduled to vest within 60 days of March 16, 2018.

(12)
Includes 233,736 shares held in a trust.

(13)
Includes an aggregate of 55,730 options that are currently exercisable and 118,296 RSUs that are scheduled to vest within 60 days of March 16, 2018.

Executive Officer and Director Stock Ownership Guidelines
The Company has adopted stock ownership guidelines to further align the interests of the NEOs, certain former NEOs and non-employee directors with the interests of its stockholders and to promote the Company’s commitment to sound corporate governance.
The ownership guidelines applicable to NEOs are determined as a multiple of the officer’s base salary. The Company’s Chief Executive Officer is required to hold shares of Juniper Networks common stock with a value equal to at least three (3) times his or her annual base salary. The other NEOs are required to hold shares of Juniper Networks common stock with a value equal to one and one-half  (1.5) times his or her annual base salary. This ownership guideline was initially calculated using the applicable base salary as of the later of  (a) February 11, 2009 and (b) the date the person first became subject to these guidelines as a NEO. The base salary guideline for each person was re-calculated as of February 7, 2018 and will be re-calculated each third year thereafter, and will be based on applicable base salary in effect on such calculation date. NEOs are required to achieve the applicable level of ownership within five (5) years of the later of  (a) the date the ownership guidelines were adopted or last amended and (b) the date the person was initially designated a NEO in the Company’s proxy statement. Once a person has been designated as an NEO, the person will be subject to these guidelines until he or she is no longer an officer or director of the Company, or he or she has ceased to be identified as an NEO in the Company’s annual proxy statement for three consecutive years.
The Company’s Chief Executive Officer, with respect to all equity awards granted to him beginning in 2016, must hold the shares of Juniper Networks common stock issued to him upon vesting of price vested RSUs) for at least twelve (12) months after the vesting of such award (after taking into account any shares of Juniper Networks common stock sold or withheld to satisfy withholding taxes).
Outside directors are required to hold shares of Juniper Networks common stock with a value equal to five (5) times the amount of the annual cash retainer paid to outside directors for service on the Board (excluding additional committee retainers, if any). This ownership guideline was initially calculated using the annual cash retainer for service as a director (but not including additional retainers associated with committee or Chair service) as of the date the person first became subject to these guidelines as an outside director. The ownership guidelines were re-calculated based on the applicable annual cash retainer for service as a director (but not including additional retainers associated with committee or Chair service) as of February 7, 2018 and will be recalculated each third year thereafter, and will be based on the applicable annual cash retainer in effect on such calculation date. Outside directors are required to achieve the applicable level of ownership within five (5) years of the later of  (a) the date the ownership guideline were adopted or last amended and (b) the date the person first became a non-employee member of the Board.
Shares of our common stock that count toward the satisfaction of the ownership guidelines include shares owned outright by the NEO or director or his or her immediate family members residing in the same household and shares held in trust for the benefit of the NEO or director or his or her family. The value of a share is measured on February 7th of each year as the greater of  (i) the average closing price over the 12 months preceding the date of calculation and (ii) the purchase price actually paid by the person for such share of Company common stock.
As of the record date, all individuals subject to the stock ownership guidelines were in compliance with the requirements in the guidelines. A complete copy of the Company’s stock ownership guidelines is available at the Investor Relations Center on our website at http://investor.juniper.net/investor-relations/default.aspx.
Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   59

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of Juniper Networks common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities, and to furnish copies of such reports to the Company. Based solely on our review of the reports provided to us and on the written representations received from our directors and executive officers, we believe that our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.
Certain Relationships and Related Transactions
Policies and Procedures for Related Person Transactions
Our Board has adopted a written policy, which we refer to as our Related Person Transaction Policy, for the review of any transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount involved will or may be expected to exceed $120,000 and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members or certain related entities), each of whom we refer to as a “related person,” has or will have a direct or indirect material interest.
Anyone seeking approval of a potential related person transaction must provide notice to our General Counsel of the facts and circumstances involved. If our General Counsel determines that the proposed transaction is or could reasonably be a related person transaction, such transaction will be submitted to our Audit Committee. Our Audit Committee will review and approve, ratify or disapprove of all related person transactions and will consider all material factors it deems applicable or appropriate in making a determination. No related person transaction will be approved or ratified unless it is, overall, in or not inconsistent with the best interests of the Company.
Notwithstanding the foregoing, transactions specifically excluded by the instructions to Item 404(a) of Regulation S-K, the SEC’s related person transaction disclosure rule, as such rule may be amended from time to time, are not deemed related person transactions under our Related Person Transaction Policy (although they may require approval under other policies we have in effect, including our Worldwide Code of Business Conduct and Ethics).
Mr. Calderoni’s brother served as EVP, Operations and Chief Financial Officer of Red Hat, Inc., or Red Hat, until January 2017. During fiscal 2017, the Company received approximately $3.1 million in revenue from sales of its products and services to Red Hat and the Company purchased products and services from Red Hat of approximately $1.1 million
Mr. Calderoni’s brother has served as the CEO of Anaplan, Inc., or Anaplan, since January 2017. During fiscal 2017, the Company received approximately $20,000 in revenue from sales of its products and services to Anaplan and the Company purchased products and services from Anaplan of approximately $815,000.
The amounts involved for the Red Hat and Anaplan transactions were incurred in the ordinary course of business and were less than 1% of the consolidated gross revenues of the Company and each of Red Hat and Anaplan, respectively, for fiscal 2017. The Board considered these transactions in making the determination of the independence of Mr. Calderoni, and concluded that Mr. Calderoni is independent within the meaning of the NYSE director independence standards, and, because Mr. Calderoni is a member of the Audit Committee, the heightened “independence” standard required for such committee members set forth in the applicable SEC and NYSE rules.
Mr. Davidson has a family member who is employed by the Company in a non-executive position. During fiscal 2017, the family member’s total compensation was less than $185,000, and consisted of salary, non-equity incentive plan compensation, time-based stock awards and other compensation.

 Certain Relationships and Related Transactions

In 2015, Dr. Sindhu co-founded Fungible, Inc. (“Fungible”). Dr. Sindhu and the Company agreed that he would be permitted to devote a portion of his time to Fungible. In 2017, Juniper Networks purchased shares of Fungible’s Series B Preferred Stock for $7.5 million. The Fungible Series B Preferred Stock was purchased on the same terms and at the same price per share as other investors in the financing.
During fiscal year 2017, Dr. Sindhu received approximately $1.9 million in total compensation in his capacity as an employee of the Company.
During fiscal 2017, the Company received approximately $2.3 million in revenue from sales of its products and services to the Vanguard Group, a beneficial owner of more than 5% of the Company’s common stock. The sales were made in the ordinary course of business.
To our knowledge, other than as set forth above, since the beginning of fiscal 2017, Juniper Networks has not been a participant in a transaction in which any related person of Juniper Networks had or will have a direct or indirect material interest, as contemplated by Item 404(a) of Regulation S-K.
Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   61

Report of the Audit Committee of the Board of Directors
The following Audit Committee Report shall not be deemed to be “soliciting material” and should not be deemed “filed” and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Audit Committee is composed entirely of non-management directors. The members of the Audit Committee meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. The Audit Committee operates under a written charter, which contains a description of the scope of the Audit Committee’s responsibilities and how they will be carried out, which may be found on the Company’s website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including establishing and maintaining adequate internal control over the Company’s financial reporting. The independent registered public accounting firm of Ernst & Young LLP, or E&Y, reports to the Audit Committee, and E&Y is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards in the United States. The Audit Committee discussed with E&Y the overall scope and plans for the audit. The Audit Committee meets regularly with E&Y, with and without management present, to discuss the results of E&Y’s examinations, evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held 11 meetings during fiscal 2017.
In this context, the Audit Committee hereby reports as follows:
   1.
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2017 with the Company’s management.

   2.
The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the standards adopted by the Public Company Accounting Oversight Board, including Auditing Standard No. 1301: Communications with Audit Committees.

   3.
The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm its independence.

   4.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended December 31, 2017 be included in Juniper Networks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE
Robert M. Calderoni (Chair)
Mercedes Johnson
Rahul Merchant

General Information
Questions and Answers about the Proxy Materials and the Annual Meeting
Q:
Why am I receiving these materials?

A:
The Board of Juniper Networks has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail or email, in connection with the Board’s solicitation of proxies for use at Juniper Networks’ annual meeting of stockholders, which will be held on May 24, 2018. As a Juniper Networks stockholder as of March 29, 2018 (the “Record Date”), you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:
What is included in these materials?

A:
These materials include (i) our proxy statement for the annual meeting and (ii) our Annual Report on Form 10-K for fiscal 2017, which includes our audited consolidated financial statements.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction card for the annual meeting.
Q:
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about April 10, 2018, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, to our stockholders of record and beneficial owners as of the Record Date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). You may also request to receive a set of the proxy materials by mail or electronically by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

Q:
How can I get electronic access to the proxy materials?

A:
The Notice will provide you with instructions regarding how to:

•
View our proxy materials for the annual meeting on the Internet; and

•
Instruct us to send future proxy materials to you electronically by email or in paper copy by mail.

Choosing to access our proxy materials on the Internet or to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:
How may I obtain Juniper Networks’ Annual Report on Form 10-K?

A:
Stockholders may request a free copy of our Annual Report on Form 10-K for fiscal 2017 from our principal executive offices at Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, CA 94089or at investor-relations@juniper.net. We will also furnish any exhibit to the Annual Report on Form 10-K for fiscal 2017 if specifically requested in writing. A copy of our Annual Report on Form 10-K for fiscal 2017 is also available with our proxy materials at www.proxyvote.com. In addition, you can access a copy on the website of the SEC at www.sec.gov.

Q:
How may I obtain a separate set of proxy materials?

A:
As a result of Juniper Networks’ adoption of  “householding,” if you share an address with another stockholder, you may receive only one Notice (or other stockholder communications, including our proxy materials) unless you have provided contrary instructions. Juniper Networks will deliver promptly upon written or oral request a separate Notice (or other stockholder communications, including our proxy materials), now or in the future, to any stockholder at a shared address to which a single copy of these documents was delivered. To request a separate copy, contact Juniper Networks’ Investor Relations Department at Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, CA 94089 or at investor-relations@juniper.net.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   63

Similarly, if you share an address with another stockholder and have received multiple copies of the Notice (or other stockholder communications, including our proxy materials), you may write or call us at the above address and phone number to request delivery of a single copy of these documents.
Q:
What items of business will be voted on at the annual meeting?

A:
The items of business scheduled to be voted on at the annual meeting are:

•
To elect nine directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

•
To ratify the appointment of Ernst & Young LLP as Juniper Networks’ independent registered public accounting firm for the fiscal year ending December 31, 2018;

•
To hold a non-binding advisory vote regarding executive compensation;

•
To vote upon a proposal submitted by one of our stockholders regarding annual disclosure of EEO-1 data, if properly presented at the annual meeting; and

•
To consider such other business as may properly come before the annual meeting.

Q:
How does the Board recommend that I vote?

A:
Our Board recommends that you vote your shares:

•
“FOR” each of the director nominees to the Board;

•
“FOR” the ratification of the appointment of Ernst & Young LLP as Juniper Networks’ independent registered public accounting firm for the fiscal year ending December 31, 2018;

•
“FOR” the approval of our executive compensation; and

•
“AGAINST” the stockholder proposal regarding annual disclosure of EEO-1 data.

Q:
What shares can I vote?

A:
Each share of common stock issued and outstanding as of the close of business on March 29, 2018, the Record Date, is entitled to vote on all items being voted upon at the annual meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner (i.e., in street name) through a broker, trustee or other nominee such as a bank. More information on how to vote these shares is contained in this proxy statement. On the Record Date, we had approximately 349,023,359 shares of common stock issued and outstanding.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Most Juniper Networks stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially, which may affect how you can vote your shares.

Stockholder of Record — If your shares are registered directly in your name with Juniper Networks’ transfer agent, EQ Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and the Notice or proxy statement was sent directly to you by Juniper Networks. As the stockholder of record, you have the right to grant your voting proxy directly to Juniper Networks as described in the Notice and this proxy statement or to vote in person at the annual meeting.
Beneficial Owner — If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice or proxy statement was forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the annual meeting. Please see “How can I attend the annual meeting?” for details on the information you must bring with you in order to attend the annual meeting as a beneficial owner.
Since a beneficial owner is not the stockholder of record, your broker, trustee or nominee has provided voting instructions or a voting instruction card to you to use in directing the broker, trustee or nominee on how to vote your shares.

 General Information

Q:
How can I attend the annual meeting?

A:
You are entitled to attend the annual meeting only if you were a Juniper Networks stockholder as of the close of business on March 29, 2018, the Record Date. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the annual meeting. If you are a beneficial owner and not a stockholder of record because you hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your account statement showing that you are the beneficial owner of the shares as of the Record Date, a copy of any voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

The annual meeting is scheduled to be held on May 24, 2018 at our corporate headquarters located at 1133 Innovation Way, Building A, Aristotle Conference Room, Sunnyvale, CA 94089. The annual meeting will begin promptly at 9:00 a.m., Pacific Time. Check-in will begin at 8:30 a.m., and you should allow ample time for the check-in procedures.
Q:
How can I vote my shares in person at the annual meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, you should also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:
How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy by any of the methods specified below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions in the Notice or proxy card or, for shares held beneficially in street name, the voting instructions provided by your broker, trustee or nominee.

By Internet — Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards or the Notice and by following the voting instructions on the website. If you hold your shares in street name, please check the Notice or the voting instruction card provided by your broker, trustee or nominee for Internet voting availability and instructions.
By Telephone — Stockholders of record who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards or by following the voting instructions provided by email or over the Internet. If you hold your shares in street name, please check the voting instructions provided by your broker, trustee or nominee for telephone voting availability and instructions.
By Mail — Stockholders of record who receive proxy materials by mail may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in street name and who receive voting materials by mail from their brokers, trustees or nominees may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.
Q:
Can I change my vote or otherwise revoke my proxy?

A:
You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy by telephone, over the Internet or by submitting a properly signed proxy card bearing a later date (which automatically revokes the earlier proxy). You may also revoke your proxy by providing a written notice of revocation to Juniper Networks’ Corporate Secretary at Juniper Networks, Inc., ATTN: Corporate Secretary, 1133 Innovation Way, Sunnyvale, California 94089 prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the annual meeting without any other action will not cause your previously granted proxy to be revoked. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   65

Q:
How many shares must be present or represented to conduct business at the annual meeting?

A:
In order for business to be conducted at the annual meeting, a quorum must be present. The presence in person or by proxy of the holders of a majority of shares of common stock issued and outstanding and entitled to vote as of the Record Date will constitute a quorum at the annual meeting. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.

Q:
Will my shares be voted if I do not vote as described in the Notice?

A:
If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Certain brokerage firms have authority to vote clients’ unvoted shares on certain “routine” matters. If you do not give voting instructions to your broker, your broker may either (1) vote your shares on “routine” matters or (2) leave your shares unvoted. The proposal related to the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2018 is considered a “routine” matter. None of the other proposals are considered “routine” matters, and therefore your broker will not be able to vote on these proposals without your instructions. If you are a stockholder of record and do not submit a proxy or vote at the annual meeting, your shares will not be voted.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card or vote by telephone or over the Internet without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of Juniper Networks’ director nominees to the Board, “FOR” ratification of the appointment of the independent registered public accounting firm, “FOR” approval of our executive compensation, and “AGAINST” the stockholder proposal regarding annual disclosure of EEO-1 data) and in the discretion of the proxy holders as to any other matters that may properly come before the annual meeting.
Q:
What are broker non-votes?

A:
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner.

Q:
What is the vote required to approve each of the proposals?

A:
Assuming the existence of a quorum at the annual meeting:

•
Each of the nine director nominees will be elected if he or she receives the affirmative vote of a majority of the votes cast with respect to the director nominee at the annual meeting (meaning the number of shares voted “FOR” a director nominee must exceed the number of shares voted “AGAINST” that director nominee).

•
Approval of the ratification of the appointment of the independent registered public accounting firm, the non-binding advisory vote on our executive compensation, and the stockholder proposal regarding annual disclosure of EEO-1 data each requires the affirmative “FOR” vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting. The vote on approval of our executive compensation is non-binding on the Company and the Board. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation programs, values the opinions expressed by our stockholders and will take the outcome of the vote under advisement in evaluating our executive compensation principles, design and practices. In addition, the vote on the stockholder proposal regarding annual disclosure of EEO-1 data is non-binding on the Company and the Board, but our Board will take into account the outcome of the vote.

Broker Non-Votes: For purposes of all proposals, broker non-votes will not affect the outcome of the vote, assuming that a quorum is obtained.
Abstentions: Abstentions will have the same effect as a vote “AGAINST” the approval of the ratification of the appointment of the independent registered public accounting firm, the non-binding advisory vote on executive compensation, and the stockholder proposal regarding annual disclosure of EEO-1 data. Abstentions will not affect the vote on the election of directors.
Q:
What happens if additional matters are presented at the annual meeting?

A:
Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Kenneth Miller and Brian Martin, will have the discretion to vote your shares on any additional matters properly presented for a

 General Information

vote at the annual meeting. If for any unforeseen reason any of our director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.
Q:
Who will bear the cost of soliciting votes for the annual meeting?

A:
Juniper Networks is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these materials and soliciting votes. If you access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Innisfree M&A Incorporated to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Innisfree M&A Incorporated a fee of  $20,000, plus expenses. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:
Where can I find the voting results of the annual meeting?

A:
We intend to announce voting results from the annual meeting in a current report on Form 8-K within the time period prescribed by SEC rules.

Q:
What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2018 annual meeting of stockholders?

A:
Although the deadline for submitting proposals or director nominations for consideration at the 2018 annual meeting of stockholders has passed, you may submit proposals and director nominations for consideration at future stockholder meetings. For further information, see the section entitled “Stockholder Proposals and Nominations” below.

Stockholder Proposals and Nominations
Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials. For a stockholder proposal to be considered for inclusion in Juniper Networks’ proxy statement for the 2019 annual meeting of stockholders, the written proposal must be received by the Corporate Secretary of Juniper Networks at our principal executive offices no later than December 11, 2018. If the date of the 2019 annual meeting of stockholders is moved more than 30 days before or after the anniversary date of the 2018 annual meeting, the deadline for inclusion of proposals in Juniper Networks’ proxy statement for the 2019 annual meeting of stockholders will be a reasonable time before Juniper Networks begins to print and mail its proxy materials for the 2019 annual meeting of stockholders. All such proposals also will need to comply with SEC regulations under Rule 14a-8 under the Exchange Act, which lists the requirements regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Proxy Access. Any stockholder (or group of up to 20 stockholders) meeting the Company’s continuous ownership requirements of three percent (3%) or more of our common stock for at least three years prior to such nomination who wishes to nominate a candidate or candidates for election in connection with our 2019 annual meeting and requires the Company to include such nominees in the proxy statement and form of proxy, must submit a notice to the Corporate Secretary at the principal executive offices of the Company no later than November 11, 2018 and no earlier than December 11, 2018 (i.e., no later than the 120th day and no earlier than the 150th day before the one-year anniversary of the date on which the Company first mailed its proxy materials for the Company’s 2018 annual meeting of stockholders). If the date of the 2019 annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of 2018 annual meeting, then, for the notice to be timely delivered, it must be received by the secretary not earlier than the close of business on the 120th day prior to the 2019 annual meeting and not later than the close of business on the later of  (i) the 90th day prior to the 2019 annual meeting or (ii) the tenth day following the day on which public announcement of the 2019 annual meeting is first made by Juniper Networks.
Requirements for other stockholder proposals and director nominations. Notice of any proposal that a stockholder intends to present at the 2019 annual meeting of stockholders, but does not intend to have included in the Company’s proxy statement and form of proxy relating to the 2019 annual meeting of stockholders, as well as any

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Juniper Networks, Inc. Notice of 2018 Annual Meeting and Proxy Statement   67

director nominations, must be timely delivered to the Corporate Secretary in accordance with the bylaws of the Company, which require that the proper notice be received by the Corporate Secretary not more than 75 days and not less than 45 days prior to the one year anniversary of the date Juniper Networks first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) to stockholders in connection with the previous year’s annual meeting of stockholders. In addition, to be in proper form, a stockholder’s notice to the Corporate Secretary must set forth the information required by the Company’s bylaws.
For the 2019 annual meeting of stockholders, the notice must be received no earlier than January 25, 2019 and no later than February 24, 2019. However, if the date of the 2019 annual meeting is advanced more than 30 days before or more than 60 days after the anniversary date of this year’s annual meeting, then for notice to be timely, the notice must be received by the Corporate Secretary not earlier than the 120th day prior to the 2019 annual meeting and not later than the close of business on the later of the 90th day prior to the 2019 annual meeting or the tenth day following the day on which public announcement of the date of the 2019 annual meeting is first made by Juniper Networks. In no event will the public announcement of an adjournment or postponement of an annual meeting of stockholders or the announcement thereof commence a new time period for the giving of a stockholder’s notice as provided above.
Recommendation of Director Candidates. The Nominating and Corporate Governance Committee will consider recommendations of director candidates from Qualifying Stockholders. A “Qualifying Stockholder” is a stockholder that has owned for a period of one year prior to the date of the submission of the recommendation through the time of submission of the recommendation at least 1% of the total common stock of the Company outstanding as of the last day of the calendar month preceding the submission. A Qualifying Stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to the Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, written evidence that the candidate is willing to serve as a director of the Company if nominated and elected and evidence of the nominating person’s ownership of Company common stock.
Corporate Secretary. Stockholder proposals and director nominations must be delivered to the Corporate Secretary via mail to Juniper Networks, Inc., ATTN: Corporate Secretary, 1133 Innovation Way, Sunnyvale, CA 94089.
Copy of Bylaws. You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of section 27A of the Securities Act, as amended, and section 21E of the Exchange Act. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. Statements that refer to or are based on projections, forecasts, uncertain events or assumptions also identify forward-looking statements, including, among other things, statements regarding expected or future equity usage, burn rate or shares outstanding, intended exemptions for executive compensation under the Code, expected use and enforcement of the Company’s compensation recoupment policies, and anticipated future stockholder engagement efforts.
These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. For a more detailed discussion of these factors, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and 10-Q filed with the SEC. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we undertake no obligation to update them.

Directions to Juniper Networks, Inc. Corporate Headquarters
1133 Innovation Way
Building A, Aristotle Conference Room
Sunnyvale, CA 94089
From San Francisco Airport:
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Travel south on Highway 101.

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Exit Highway 237 east in Sunnyvale.

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Exit Mathilda and turn left onto Mathilda Avenue.

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Continue on Mathilda Avenue and turn left onto Innovation Way.

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Juniper Networks’ Corporate Headquarters, Building A, will be on the right side.

From San Jose Airport and points south:
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Travel north on Highway 101 to Mathilda Avenue in Sunnyvale.

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Exit Mathilda Avenue north.

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Continue on Mathilda Avenue and turn left onto Innovation Way.

•
Juniper Networks’ Corporate Headquarters, Building A, will be on the right side.

From Oakland Airport and the East Bay:
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Travel south on Interstate 880 until you get to Milpitas.

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Turn right on Highway 237 west.

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Continue approximately 10 miles.

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Exit Mathilda Avenue and turn right at the stoplight (Mathilda Avenue).

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Continue on Mathilda Avenue and turn left onto Innovation Way.

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Juniper Networks’ Corporate Headquarters, Building A, will be on the right side.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 23, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 23, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E38225-P04066

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JUNIPER NETWORKS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Robert M. Calderoni	☐	☐	☐
1b. Gary Daichendt	☐	☐	☐
1c. Kevin DeNuccio	☐	☐	☐
1d. James Dolce	☐	☐	☐
1e. Mercedes Johnson	☐	☐	☐
1f. Scott Kriens	☐	☐	☐
1g. Rahul Merchant	☐	☐	☐
1h. Rami Rahim	☐	☐	☐
1i. William R. Stensrud	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Ratification of Ernst & Young LLP, an independent registered public accounting firm, as auditors.	☐	☐	☐
3. Approval of a non-binding advisory resolution on executive compensation.	☐	☐	☐
The Board of Directors recommends you vote AGAINST proposal 4.			
4. Stockholder Proposal, if properly presented at the meeting, to annually disclose EEO-1 data.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date